Exhibit 10

EXECUTION VERSION

GS MORTGAGE SECURITIES CORPORATION II,

PURCHASER

and

GOLDMAN SACHS MORTGAGE COMPANY,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of March 1, 2018

Series 2018-GS9

This Mortgage Loan Purchase Agreement (“Agreement”), dated as of March 1, 2018, is between GS Mortgage Securities Corporation II, a Delaware corporation, as purchaser (the “Purchaser”), and Goldman Sachs Mortgage Company, a New York limited partnership, as seller (the “Seller”).

Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of March 1, 2018 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), Wilmington Trust, National Association, as trustee (the “Trustee”) and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), pursuant to which the Purchaser will transfer the Mortgage Loans (as defined herein) to a trust fund and certificates and the RR Interest representing ownership interests in the Mortgage Loans will be issued by a New York common law trust (the “Trust”). In exchange for the Mortgage Loans, the Trust will issue to or at the direction of the Depositor certificates to be known as GS Mortgage Securities Trust 2018-GS9, Commercial Mortgage Pass-Through Certificates, Series 2018-GS9 (collectively, the “Certificates”) and the RR Interest will be created pursuant to the Pooling and Servicing Agreement. For purposes of this Agreement, “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and “Mortgaged Properties” refers to the properties securing such Mortgage Loans.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1 Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (except as otherwise specifically set forth herein), (subject to the rights of the holders of interests in the Companion Loans) all of its right, title and interest in and to the Mortgage Loans identified on Exhibit A to this Agreement (the “Mortgage Loan Schedule”) including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date, (excluding payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Seller’s interest in the related Mortgage represented by the Mortgage Note and the other contents of the related Mortgage File (subject to the rights of the holders of interests in the Companion Loans) will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to each Mortgage Loan (other than those to be held by the holders of the Companion Loans) prepared by or which come into the possession of the Seller shall (subject to the rights of the holders of interests in the Companion Loans) immediately vest in the Purchaser and immediately thereafter the Trustee. In connection with the transfer of the Mortgage Loans related to the Whole Loans pursuant to this Section 1, the Seller does hereby assign to the Purchaser all of its rights, title and interest (solely in its capacity as the holder of the Mortgage Loans related to Whole Loans) in, to and under the related Co-Lender Agreements (it being understood and agreed that the Seller does not assign any right, title or interest that it or any other party may have thereunder in its capacity as any Companion Holder). The Purchaser will sell (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”) to the underwriters specified in the underwriting agreement, dated as of March 15, 2018 (the “Underwriting Agreement”), among the Depositor, Goldman Sachs & Co. LLC (“GS&Co.”), Drexel Hamilton, LLC (“Drexel”) and The Williams Capital Group, L.P. (“Williams” and, together with GS&Co. and Drexel, the “Underwriters”); and (ii) the Class D, Class X-D, Class E, Class F-RR, Class G-RR and Class R Certificates (the “Private Certificates”) to GS&Co., Drexel and Williams as the initial purchasers (each in such capacity, an “Initial Purchaser” and collectively, the “Initial Purchasers”) specified in the certificate purchase agreement, dated as of March 15, 2018 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As consideration for the Mortgage Loans, the Purchaser shall (i) transfer the RR Interest to the Seller or at the Seller’s direction and (ii) pay, by wire transfer of immediately available funds, to the Seller or at the Seller’s direction $865,924,709.09, plus accrued interest on the Mortgage Loans from and including March 1, 2018 to but excluding the Closing Date (but subject to certain post-settlement adjustment for expenses incurred by the Underwriters and the Initial Purchasers on behalf of the Depositor and for which the Seller is specifically responsible). The Seller hereby directs the Purchaser to transfer the RR Interest directly to Goldman Sachs Bank USA.

The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2 Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage (other than with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan) and each Mortgage Note shall be transferred to the Trustee subject to and in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust on behalf of the Trustee (for the benefit of the Certificateholders and the RR Interest Owner) as the owner of such Mortgage Loan and shall be transferred promptly to the Certificate Administrator. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and all recoveries and payments of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets and other financial statements as the sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes. Following the transfer of the Mortgage Loans by the Seller to the Purchaser, the Seller shall not take any actions inconsistent with the ownership of the Mortgage Loans by the Purchaser and its assignees.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as the purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

It is expressly agreed and understood that, notwithstanding the assignment of the Mortgage Loan documents, it is expressly intended that the Seller will receive the benefit of any securitization indemnification provisions in the Mortgage Loan documents.

SECTION 3 Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a)  The Purchaser hereby directs the Seller, and the Seller hereby agrees, such agreement effective upon the transfer of the Mortgage Loans contemplated herein, to deliver to or deposit with (or cause to be delivered to or deposited with) the Custodian (on behalf of the Trustee), with copies to be delivered to the Master Servicer (other than with respect to any Non-Serviced Mortgage Loan) and the Special Servicer, respectively, on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser, or contemplated to be delivered by the Seller (whether at the direction of the Purchaser or otherwise), to the Custodian, the Master Servicer and the Special Servicer, as applicable, with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 of the Pooling and Servicing Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

With respect to letters of credit (exclusive of those relating to a Non-Serviced Mortgage Loan), the Seller shall deliver to the Master Servicer and the Master Servicer shall hold the original (or copy, if such original has been submitted by the Seller to the issuing bank to effect an assignment or amendment of such letter of credit (changing the beneficiary thereof to the Trustee (in care of the Master Servicer) for the benefit of the Certificateholders, the RR Interest Owner and, if applicable, the related Serviced Companion Noteholder, that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, the RR Interest Owner and, if applicable, the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents)) and the Seller shall be deemed to have satisfied any such delivery requirements by delivering with respect to any letter(s) of credit a copy thereof to the Custodian together with an Officer’s Certificate of the Seller certifying that such document has been delivered to the Master Servicer or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, the RR Interest Owner and, if applicable the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Master Servicer within 90 days of the Closing Date. The Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trustee for the benefit of the Certificateholders, the RR Interest Owner and, if applicable the related Serviced Companion Noteholder, and shall cooperate with the reasonable requests of the Master Servicer or the Special Servicer, as applicable, in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders, the RR Interest Owner and, if applicable, the related Serviced Companion Noteholder.

Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver one (1) PDF and ten (10) originals of a power of attorney substantially in the form of Exhibit F hereto to each of the Master Servicer and the Special Servicer, that permits such parties to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and, if applicable, recordation of its Mortgage Loan documents until the assignment and recordation of all such Mortgage Loan documents has been completed.

(b)       [Reserved]

(c)       Except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, the Seller shall deliver to and deposit (or cause to be delivered to and deposited) with the Master Servicer within five (5) Business Days after the Closing Date: (i) a copy of the Mortgage File; (ii) all documents and records not otherwise required to be contained in the Mortgage File that (A) relate to the origination and/or servicing and administration of the Mortgage Loans (other than the Non-Serviced Mortgage Loan) or the related Serviced Companion Loans, (B) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and the Serviced Companion Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans and the Serviced Companion Loans or holders of interests therein and (C) are in the possession or under the control of the Seller; and (iii) all unapplied Escrow Payments and reserve funds in the possession or under control of the Seller that relate to the Mortgage Loans or any related Serviced Companion Loans, together with a statement indicating which Escrow Payments and reserve funds are allocable to each Mortgage Loan or to the Serviced Companion Loans, provided that copies of any document in the Mortgage File and any other document, record or item referred to above in this sentence that constitutes a Designated Servicing Document shall be delivered to the Master Servicer on or before the Closing Date; provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(d)       With respect to any Mortgage Loan secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders and the RR Interest Owner or have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders and the RR Interest Owner, the Seller or its designee shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice or make any such required request to the related franchisor for the transfer or assignment of such comfort letter or issuance of a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter), with a copy of such notice or request to the Custodian (who shall include such document in the related Mortgage File), the Master Servicer and the Special Servicer, and the Master Servicer shall use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter, if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter), and the Master Servicer shall, as soon as reasonably practicable following receipt thereof, deliver the original of such replacement comfort letter, new document or acknowledgement, as applicable, to the Custodian for inclusion in the Mortgage File.

SECTION 4 Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (and, in any event, excluding scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5 Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)       except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan it shall cause McCoy & Orta, P.C. (“M&O”) to record and file in the appropriate public recording office for real property records or UCC Financing Statements, as appropriate (or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver to the Custodian for such purpose and cause the Custodian to record and file), each related Assignment of Mortgage and assignment of assignment of leases, rents and profits and each related UCC-3 financing statement referred to in the definition of Mortgage File from the Seller to the Trustee as and to the extent contemplated under Section 2.01(c) of the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure such defect or cause such defect to be cured, as the case may be, and the Seller shall record or file, or cause M&O to record or file, such substitute or corrected document or instrument or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan);

(b)       as to each Mortgage Loan, except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, if the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (2), (3), (6) (if recorded) and (15) of the definition of “Mortgage File” in the Pooling and Servicing Agreement solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as applicable, it shall forward to the Custodian a copy of the original certified by the Seller to be a true and complete copy of the original thereof submitted for recording. The Seller shall cause each assignment referred to in Section (5)(a) above that is recorded and the file copy of each UCC-3 assignment referred to in Section (5)(a) above to reflect that it should be returned by the public recording or filing office to the Custodian or its agent following recording (or, alternatively, to the Seller or its designee, in which case the Seller shall deliver or cause the delivery of the recorded/filed original to the Custodian promptly following receipt); provided that, in those instances where the public recording office retains the original assignment of Mortgage or Assignment of Assignment of Leases, the Seller shall obtain therefrom and deliver to the Custodian a certified copy of the recorded original. On a monthly basis, at the expense of the Seller, the Custodian shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Custodian’s receipt thereof;

(c)       it shall take any action reasonably required by the Purchaser, the Certificate Administrator, the Trustee or the Master Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans (other than any Mortgage Loan that is a Non-Serviced Mortgage Loan) to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders, the RR Interest Owner and/or the Companion Holder. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or the Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(d)       the Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CREFC® Financial File and the CREFC® Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement and the Supplemental Servicer Schedule;

(e)       if (during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer) the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes there to be an untrue statement of a material fact with respect to the Seller Information in the Prospectus dated March 19, 2018 relating to the Public Certificates, the annexes and exhibits thereto and any electronic media delivered therewith, or the Offering Circular dated March 19, 2018 relating to the Private Certificates, the annexes and exhibits thereto and any electronic media delivered therewith (collectively, the “Offering Documents”), or causes there to be an omission to state therein a material fact with respect to the Seller Information required to be stated therein or necessary to make the statements therein with respect to the Seller Information, in the light of the circumstances under which they were made, not misleading, then the Seller shall promptly notify the Dealers and the Depositor. If as a result of any such event the Dealers’ legal counsel determines that it is necessary to amend or supplement the Offering Documents in order to correct the untrue statement, or to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to a purchaser, not misleading, or to make the Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information) at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Dealers, such amendments or supplements to the Offering Documents as may be necessary so that the Seller Information in the Offering Documents, as so amended or supplemented, will not contain an untrue statement, will not, in the light of the circumstances when the Offering Documents are delivered to a purchaser, be misleading and will comply with applicable law. (All terms under this clause (e) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated as of March 15, 2018, among the Underwriters, the Initial Purchasers, the Seller and the Purchaser (the “Indemnification Agreement” and, together with this Agreement, the “Operative Documents”));

(f)       for so long as the Trust (or with respect to the Companion Loans, if such Companion Loan is deposited into another securitization, the trust fund under such other securitization) is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Depositor (or with respect to the Companion Loans, if such Companion Loan (or a portion thereof) is deposited into another securitization, the depositor of such securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure and any Form 8-K Disclosure Information indicated on Exhibit BB, Exhibit CC and Exhibit DD to the Pooling and Servicing Agreement, to the extent contemplated to be provided by the Seller, within the time periods set forth in the Pooling and Servicing Agreement; provided that, in connection with providing Additional Form 10-K Disclosure and the Seller’s reporting obligations under Item 1119 of Regulation AB, upon reasonable request by the Seller, the Purchaser shall provide the Seller with a list of all parties to the Pooling and Servicing Agreement and any other Servicing Function Participant;

(g)       within sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan; provided that such documents are clearly labeled and identified) to the Intralinks Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(h)       promptly upon completion or such delivery of the Diligence Files, but in no event later than sixty (60) days after the Closing Date, the Seller shall provide each of the Depositor, the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Directing Holder, the Asset Representations Reviewer and the Operating Advisor, to the addresses provided in the notice provision of the Pooling and Servicing Agreement, with a certification by an authorized officer of the Seller, substantially in the form of Exhibit E to this Agreement, that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Intralinks Site constitutes all documents required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(i)       upon written request of the Asset Representations Reviewer (in the event that the Asset Representations Reviewer reasonably determines that any Review Materials made available or delivered to the Asset Representations Reviewer are missing any documents required to complete any Test for a Delinquent Mortgage Loan), the Seller shall provide to the Asset Representations Reviewer promptly, but in no event later than ten (10) Business Days after receipt of such written request (which time period may be extended upon the mutual agreement of the Seller and the Asset Representations Reviewer), such documents requested by the Asset Representations Reviewer relating to each Delinquent Mortgage Loan to enable the Asset Representations Reviewer to complete any Test for a Delinquent Mortgage Loan, but only to the extent such documents are in the possession of the Seller; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis;

(j)       upon the completion of an Asset Review with respect to each Delinquent Mortgage Loan and receipt by the Seller of a written request from the Asset Representations Reviewer, the Seller shall pay a fee of (i) $15,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Principal Balance less than $20,000,000, (ii) $20,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Principal Balance greater than or equal to $20,000,000, but less than $40,000,000 or (iii) $25,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Principal Balance greater than or equal to $40,000,000, in each case within 60 days of such written request by the Asset Representations Reviewer;

(k)       if the preliminary Asset Review Report indicates that any of the representations and warranties fails or is deemed to fail any Test, the Seller shall have 90 days from receipt of the preliminary Asset Review Report to remedy or otherwise refute the Test failure indicated in the preliminary Asset Review Report. If the Seller elects to refute the Test failure indicated in the preliminary Asset Review Report, the Seller shall provide any documents or any explanations to support (i) a conclusion that a subject representation and warranty has not failed a Test or (ii) a claim that any missing documents in the Review Materials are not required to complete a Test, in any such case to the Asset Representations Reviewer;

(l)       the Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to the resolution method;

(m)       the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Seller to pay the fees described under Section 5(j) above within 90 days of written request by the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents required to be delivered by it pursuant to this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement);

(n)       with respect to any Mortgage Loan that is (or may become pursuant to the related Co-Lender Agreement) part of an Non-Serviced Whole Loan, (x) in the event that the Closing Date occurs prior to the closing date of the Non-Serviced Securitization, the Seller shall provide (or cause to be provided) to the Depositor and the Trustee (1) written notice in a timely manner of (but no later than three (3) Business Days prior to) the closing of such Non-Serviced Securitization, and (2) no later than the closing date of such Non-Serviced Securitization, a copy of the Non-Serviced Pooling Agreement in an EDGAR-compatible format, and (y) in the event that the Closing Date occurs after the closing of the Non-Serviced Securitization, the Seller shall provide, or cause the Other Depositor to provide, the Depositor (and counsel thereto) with a copy of the related Non-Serviced Pooling Agreement (together with any amendments thereto) in an EDGAR-compatible format by the later of (1) two (2) Business Days prior to the Closing Date and (2) the closing date of such Non-Serviced Securitization;

(o)       with respect to the Companion Loans, the Seller agrees that if disclosure related to the description of a party to the Pooling and Servicing Agreement is requested by the holder of a related Companion Loan for inclusion in the disclosure materials relating to the securitization of such Companion Loan, the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreement(s) shall be paid or caused to be paid by the Seller;

(p)       in the event that the Seller determines that a Third Party Purchaser no longer complies with one or more of the requirements of §244.7(b)(1), §244.7(b)(3), §244.7(b)(4), §244.7(b)(5) or §244.7(b)(8) of the Risk Retention Rule, then the Seller shall promptly notify, or cause to be notified, the Certificate Administrator in writing of such noncompliance, and the Certificate Administrator will be required under the Pooling and Servicing Agreement to make any such notice available to Privileged Persons via the Certificate Administrator’s Website;

(q)       unless the Seller has already disclosed or caused to be disclosed such information on a Form 8-K, on or prior to the date that is 2 Business Days prior to the first Distribution Date, the Seller shall deliver, or cause to be delivered, to the Certificate Administrator the disclosure required pursuant to §244.4(c)(1)(ii) of the Risk Retention Rule, and the Certificate Administrator will be required under the Pooling and Servicing Agreement to make any such disclosure available to Privileged Persons via the Certificate Administrator’s Website; and

(r)       The Seller will (i) act as a “sponsor” (as defined in §244.2 of the Risk Retention Rule) and (ii) cause the HRR Certificates to be retained by a “third-party purchaser” (or any “majority-owned affiliate” thereof (as defined in the Risk Retention Rule)) in accordance with §244.7(b) of the Risk Retention Rule, and (iii) retain (or cause a “majority-owned affiliate” (as defined in the Risk Retention Rule) of the Seller or an “originator” (as defined in the Risk Retention Rule) to retain) the RR Interest in accordance with the Risk Retention Rule. The Seller agrees that it shall comply and shall cause any “majority-owned affiliate” (as defined in the Risk Retention Rule) of the Seller to comply with the Risk Retention Rule.

SECTION 6 Representations and Warranties.

(a)       The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

(i)       The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution and delivery of, and performance under, the Operative Documents and has duly executed and delivered each Operative Document, and has the power and authority to execute, deliver and perform under each Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

(ii)       Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities;

(iii)       The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller’s organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller’s assets or property, in each case, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

(iv)       There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

(v)       The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

(vi)       No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

(vii)       The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

(viii)       Except for the agreed-upon procedures report obtained from the accounting firm engaged to provide procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (the “Accountant’s Due Diligence Report”), the Seller has not obtained (and, through and including the Closing Date, will not obtain) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act) in connection with the transactions contemplated herein and in the Offering Documents and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Seller has not employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Offering Documents.  The Seller further represents and warrants that no portion of the Accountant’s Due Diligence Report contains, with respect to the information contained therein with respect to the Mortgage Loans, any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999. The Underwriters and Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 6(a)(viii).

(b)       The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)       The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has duly executed and delivered this Agreement, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

(ii)       Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)       The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser’s organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser’s assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

(iv)       There is no action, suit, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

(v)       The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

(vi)       No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser; and

(vii)       The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, any other rules and regulations of the Securities and Exchange Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters and the Initial Purchasers at least 5 Business Days before the first sale in the offering contemplated by the Offering Documents; and (C) furnished each such Form 15G to the Securities and Exchange Commission on EDGAR at least 5 Business Days before the first sale in the offering contemplated by the Offering Documents as required by Rule 15Ga-2.

(c)       The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B to this Agreement as of the Cut-off Date or such other date set forth in Exhibit B to this Agreement, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C to this Agreement.

(d)       Pursuant to the Pooling and Servicing Agreement, if the Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator or the Operating Advisor (solely in its capacity as operating advisor) discovers (without implying any duty of such person to make, or to attempt to make, such a discovery) or receives notice alleging (A) that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a “Document Defect”), or (B) a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a “Breach”), then such party is required to give prompt written notice thereof to the Seller.

(e)       Pursuant to the Pooling and Servicing Agreement, the Master Servicer (with respect to Non-Specially Serviced Mortgage Loans) or the Special Servicer (with respect to Specially Serviced Mortgage Loans) is required to determine whether any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects, or such Document Defect is deemed in accordance with Section 2.03 of the Pooling and Servicing Agreement to materially and adversely affect, the value of the Mortgage Loan or any related REO Property or the interests of the Trustee or the Certificateholders and the RR Interest Owner

therein or causes any Mortgage Loan to fail to be a Qualified Mortgage (any such Document Defect shall constitute a “Material Document Defect” and any such Breach shall constitute a “Material Breach”; and a Material Breach and/or a Material Document Defect, as the case may be, shall constitute a “Material Defect”). The Master Servicer or the Special Servicer may (but will not be obligated to) consult with the Master Servicer or the Special Servicer regarding any determination of a Material Defect for a Non-Specially Serviced Mortgage Loan. If such Document Defect or Breach has been determined to be a Material Defect, then the Master Servicer or the Special Servicer that made such determination will be required to give prompt written notice thereof to the Seller, the other parties to the Pooling and Servicing Agreement and (for so long as no Consultation Termination Event is continuing) the Directing Holder. Promptly upon becoming aware of any such Material Defect (including through a written notice given by any party to the Pooling and Servicing Agreement, as provided above if the Document Defect or Breach identified therein is a Material Defect), the Seller shall, not later than 90 days from the earlier of (a) the earlier of the Seller’s discovery or receipt of notice of, and receipt of a demand to take action with respect to, such Material Defect or (b) in the case of a Material Defect relating to a Mortgage Loan not being a Qualified Mortgage, any party’s discovery of such Material Defect (such 90-day period, the “Initial Cure Period”), (i) cure such Material Defect in all material respects (which cure shall include payment of any losses and Additional Trust Expenses associated therewith, including the amount of any fees and reimbursable expenses of the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan), (ii) repurchase the affected Mortgage Loan or REO Loan (or the Trust’s interest therein with respect to any Mortgage Loan that is part of a Whole Loan) at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account or (iii) substitute a Qualified Substitute Mortgage Loan (other than with respect to the related Whole Loans, for which no substitution shall be permitted) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer, for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith; provided, however, that if (i) such Material Defect is capable of being cured but not within such Initial Cure Period, (ii) such Material Defect is not related to any Mortgage Loan’s not being a Qualified Mortgage and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect within such Initial Cure Period, then the Seller shall have an additional 90 days (such additional 90 day period, the “Extended Cure Period”) to complete such cure, or, in the event of a failure to so cure, to complete such repurchase of the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above (it being understood and agreed that, in connection with the Seller’s receiving such Extended Cure Period, the Seller shall deliver an Officer’s Certificate to the Trustee, the Special Servicer, the Operating Advisor and the Certificate Administrator setting forth the reasons such Material Defect was not cured within the Initial Cure Period and what actions the Seller is pursuing in connection with the cure of such Material Defect and stating that the Seller anticipates that such Material Defect will be cured within such Extended Cure Period); and provided, further, that, if any such Material Defect is still not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure, repurchase or substitution obligations in respect of such Document Defect so long as the Seller certifies to the Trustee, the Special Servicer, the Operating Advisor and the Certificate Administrator every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure, repurchase or substitution may continue beyond the date that is 18 months following the Closing Date. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or a Document Defect, but if the Seller discovers a Material Defect with respect to a Mortgage Loan, it will notify the Purchaser. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced, and received by the Master Servicer or the Special Servicer on behalf of the Trust, after the related Cut-off Date through, but not including, the related date of repurchase or substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Seller effecting the related repurchase or substitution within two Business Days following receipt of properly identified and available funds constituting such Periodic Payment. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, that has been substituted shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes.

No delay in either the discovery of a Material Defect on the part of any party to the Pooling and Servicing Agreement or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to repurchase the related Mortgage Loan (if it is otherwise required to do so under this Agreement) unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is the result of the failure by a party to the Pooling and Servicing Agreement to provide prompt notice as required by the terms of the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (knowledge shall not be deemed to exist by reason of the custodian’s exception report) and such delay precludes the Mortgage Loan Seller from curing such Material Defect and (iii) provided that the Mortgage Loan Seller is afforded a cure period of 90 days from the Mortgage Loan Seller’s receipt of notice thereof, such Material Defect did not relate to a Mortgage Loan not being a Qualified Mortgage as described in this section. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre or fitness center (operated by a Mortgagor), then the failure to deliver to the Custodian copies of the UCC Financing Statements with respect to such Mortgage Loan shall not be a Material Defect.

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Material Defect does not constitute a Material Defect as to any other Crossed Underlying Loan in the related Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Material Defect shall be deemed to constitute a Material Defect as to each other Crossed Underlying Loan in the related Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Material Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in the related Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective related Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Mortgage Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the related Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee and the Certificate Administrator an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

Subject to the Seller’s right to cure set forth above in this Section 6(e), and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, failure of the Seller to deliver the documents referred to in clauses (1), (2), (7), (8), (18) and (19) in the definition of “Mortgage File” in the Pooling and Servicing Agreement in accordance with this Agreement and the Pooling and Servicing Agreement for any Mortgage Loan shall be deemed a Material Document Defect; provided, however, that no Document Defect (except such deemed Material Document Defect described above) shall be considered to be a Material Document Defect unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the lender’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the

Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its repurchase or substitution obligations with respect to any Material Defect provided in this Section 6(e), to the extent that the Seller and the Purchaser (or, following the assignment of the Mortgage Loans to the Trust, the Enforcing Servicer, on behalf of the Trust, and, if no Control Termination Event has occurred and is continuing, with the consent of the Directing Holder) are able to agree upon the Loss of Value Payment for a Material Defect, the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser (or its assignee); provided that a Material Defect as a result of a Mortgage Loan not constituting a Qualified Mortgage may not be cured by a Loss of Value Payment. Upon its making such payment, the Seller shall be deemed to have cured such Material Defect in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or replace the related Mortgage Loan or otherwise cure such Material Defect.

With respect to any Non-Serviced Mortgage Loan, the Seller agrees that if a “material document defect” (as such term or any analogous term is defined in the related Non-Serviced Pooling Agreement) exists under the related Non-Serviced Pooling Agreement with respect to the related Non-Serviced Companion Loan included in the related Non-Serviced Securitization, and such Non-Serviced Companion Loan is repurchased by or on behalf of such Seller (or other responsible repurchasing entity) from the related Non-Serviced Securitization as a result of such “material document defect” (as such term or any analogous term is defined in such Non-Serviced Pooling Agreement), then the Seller shall repurchase such Non-Serviced Mortgage Loan; provided, however, that such repurchase obligation does not apply to any “material document defect” (as such term or any analogous term is defined in the related Non-Serviced Pooling Agreement) related solely to the promissory note for such Non-Serviced Companion Loan.

(f)       In connection with any repurchase or substitution of one or more Mortgage Loans pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that the Trustee, the Certificate Administrator, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity evidencing such repurchase or substitution, all portions of the Mortgage File (including, without limitation, the Servicing File) and other documents and all escrows and reserve funds pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee or as otherwise reasonably requested to effect the retransfer and reconveyance of the Mortgage Loan and the security therefor to the Seller or its designee; provided that such tender by the Trustee and the Custodian shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer’s Certificate to the effect that the requirements for repurchase or substitution have been satisfied. In the event a Qualified Substitute Mortgage Loan is substituted for a Mortgage Loan by the

Seller as contemplated by this Section 6, the Seller shall deliver to the Custodian the related Mortgage File and to the Master Servicer all Escrow Payments and reserve funds pertaining to such Qualified Substitute Mortgage Loan possessed by it and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement.

(g)       The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

(h)       Each party hereto agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6(c) of this Agreement. The Seller’s obligation to cure any Material Defect, repurchase, or substitute for, any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller’s representations or warranties contained in Section 6(c) of this Agreement or a Document Defect with respect to any Mortgage Loan.

(i)       The Seller shall promptly notify the Depositor if (i) the Seller receives a Repurchase Communication of a 15Ga-1 Repurchase Request (other than from the Depositor), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives a Repurchase Communication of a Repurchase Request Withdrawal (other than from the Depositor) or (iv) the Seller rejects or disputes any 15Ga-1 Repurchase Request. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Communication of a 15Ga-1 Repurchase Request or a Repurchase Request Withdrawal, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan, (2) the date (x) such Repurchase Communication of such 15Ga-1 Repurchase Request or Repurchase Request Withdrawal was received, (y) the related Mortgage Loan was repurchased or replaced or (z) the 15Ga-1 Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for (x) the 15Ga-1 Repurchase Request (as asserted in the 15Ga-1 Repurchase Request) or (y) any rejection or dispute of a 15Ga-1 Repurchase Request, as applicable.

The Seller shall provide to the Depositor and the Certificate Administrator the Seller’s “Central Index Key” number assigned by the Securities and Exchange Commission and a true, correct and complete copy of the relevant portions of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission pursuant to Rule 15Ga-1 under the Exchange Act with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission.

In addition, the Seller shall provide the Depositor, upon request, such other information in its possession as would permit the Depositor to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase requests.

Any such information requested shall be provided as promptly as practicable after such request is made.

The Seller agrees that no 15Ga-1 Notice Provider will be required to provide information in a 15Ga-1 Notice that is protected by the attorney-client privilege or attorney work product doctrines. In addition, the Seller hereby acknowledges that (i) any 15Ga-1 Notice provided pursuant to Section 2.03(a) of the Pooling and Servicing Agreement is so provided only to assist the Seller, the Depositor and their respective Affiliates to comply with Rule 15Ga-1 under the Exchange Act, Items 1104 and 1121 of Regulation AB and any other requirement of law or regulation and (ii)(A) no action taken by, or inaction of, a 15Ga-1 Notice Provider and (B) no information provided pursuant to Section 2.03(a) of the Pooling and Servicing Agreement by a 15Ga-1 Notice Provider in a 15Ga-1 Notice shall be deemed to constitute a waiver or defense to the exercise of any legal right the 15Ga-1 Notice Provider may have with respect to this Agreement, including with respect to any 15Ga-1 Repurchase Request that is the subject of a 15Ga-1 Notice.

Each party hereto agrees that the receipt of a 15Ga-1 Notice or the delivery of any notice required to be delivered pursuant to this Section 6(i) shall not, in and of itself, constitute delivery of notice of, receipt of notice of, or knowledge of the Seller of, any Material Defect.

Each party hereto agrees and acknowledges that, as of the date of this Agreement, the “Central Index Key” number of the Trust is 0001731056.

“Repurchase Communication” means, for purposes of this Section 6(i) only, any communication, whether oral or written, which need not be in any specific form.

SECTION 7 Review of Mortgage File. The Purchaser shall require the Certificate Administrator pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

SECTION 8 Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the consideration for the Mortgage Loans as contemplated by Section 1 of this Agreement. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)       Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall, subject to any applicable exceptions set forth on Exhibit C to this Agreement, be true and correct in all material respects as of the Closing Date or as of such other date as of which such representation is made under the terms of Exhibit B to this Agreement, and no event shall have occurred as of the Closing Date which would constitute a default on the part of the Seller under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D to this Agreement.

(b)       The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

(c)       The Purchaser shall have received the following additional closing documents:

(i)       copies of the Seller’s Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

(ii)       a certificate as of a recent date of the Secretary of State of the State of New York to the effect that the Seller is duly organized, existing and in good standing in the State of New York;

(iii)       an officer’s certificate of the Seller in form reasonably acceptable to the Underwriters, the Initial Purchasers and each Rating Agency;

(iv)       an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form reasonably acceptable to the Underwriters, the Initial Purchasers and each Rating Agency; and

(v)       a letter from counsel of the Seller substantially to the effect that (a) nothing has come to such counsel’s attention that would lead such counsel to believe that the agreed upon sections of the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular or the Final Offering Circular (each as defined in the Indemnification Agreement), as of the date thereof or as of the Closing Date (or, in the case of the Preliminary Prospectus or the Preliminary Offering Circular, solely as of the time of sale) contained or contain, as applicable, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) the Seller Information (as defined in the Indemnification Agreement) in the Prospectus appears to be appropriately responsive in all material respects to the applicable requirements of Regulation AB.

(d)       The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

(e)       The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(f)       The Seller shall furnish the Purchaser, the Underwriters and the Initial Purchasers with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 9 Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree.

SECTION 10 Expenses. The Seller will pay its pro rata share (the Seller’s pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular and any related disclosure for the initial Form 8-K, including the cost of obtaining any “comfort letters” with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular and Final Offering Circular and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Purchaser; and (x) the reasonable fees and expenses of Sidley Austin LLP, as counsel to the Underwriters and the Initial Purchasers.

If the Seller elects to exercise its rights under Section 11.15 of the Pooling and Servicing Agreement, then the Seller shall pay the reasonable costs and expenses (if any) of the Depositor, Master Servicer, Special Servicer and Trustee resulting from such parties’ obligations to cooperate with the Seller under Section 11.15 of the Pooling and Servicing Agreement.

SECTION 11 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 12 Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 13 Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14 Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

SECTION 15 No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 6 and Section 16.

SECTION 16 Assignment. (a)  The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders and the RR Interest Owner. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and

Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. Any Person into which the Seller may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller may become a party, or any Person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder without any further act. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement, but shall not be further assigned by the Trustee to any Person.

(b)       The Asset Representations Reviewer shall be an express third party beneficiary of Sections 5(g), 5(h), 5(i) and 5(j) of this Agreement.

SECTION 17 Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by electronic transmission to it at 200 West Street, New York, New York 10282, to the attention of Leah Nivison, email: leah.nivison@gs.com and gs-refgsecuritization@gs.com, with a copy to: Joe Osborne, email: joe.osborne@gs.com and gs-refgsecuritization@gs.com, (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail and confirmed to it at Goldman Sachs Mortgage Company, 200 West Street, New York, New York 10282, to the attention of Leah Nivison, email: leah.nivison@gs.com and gs-refgsecuritization@gs.com, with a copy to: Joe Osborne, email: joe.osborne@gs.com and gs-refgsecuritization@gs.com, and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

SECTION 18 Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or to any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

SECTION 19 Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

SECTION 20 Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6(h) of this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 21 No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party’s behalf.

SECTION 22 Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

SECTION 23 Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GS MORTGAGE SECURITIES CORPORATION II, a Delaware corporation

By:	/s/ Leah Nivison
Name: Leah Nivison Title: Chief Executive Officer

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership
/s/ Michael Barbieri
By:	Authorized Representative

EXHIBIT A

MORTGAGE LOAN SCHEDULE

A-1

GS9
Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Borrower Name	Address	City	State	County	Zip Code	Mortgage Loan Rate (%)	Net Mortgage Loan Rate (%)	Original Balance ($)	Cut-Off Date Balance ($)	Original Term To Maturity (Mos.)	Remaining Term To Maturity (Mos.)	Maturity Date	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)	Monthly Debt Service ($) (1)
1		21769944	Marina Heights State Farm	Corporate Properties Tempe SPE, L.L.C.	300-600 East Rio Salado Parkway	Tempe	Arizona	Maricopa	85281	3.5595%	3.5448%	$72,500,000	$72,500,000	120	118	1/6/2028	0	0	$218,040
2	3, 4	22048227	Apple Campus 3	CW SPE LLC	222 North Wolfe Road	Sunnyvale	California	Santa Clara	94085	3.3650%	3.3490%	$68,000,000	$68,000,000	120	118	1/6/2028	0	0	$193,330
3	4, 5, 6	22575337	Twelve Oaks Mall	TVO Mall Owner LLC	27500 Novi Road	Novi	Michigan	Oakland	48377	4.3985%	4.3826%	$66,666,668	$66,666,668	120	120	3/6/2028	360	360	$326,541
4	7	22565649	ESA Portfolio	2 Tates Creek Lex KY Hotel, LLC, 8 S Dayton OH Hotel, LLC, 34 Fairborn Dayton OH Hotel, LLC, 36 N Ft Wayne IN Hotel, LLC, 52 Med Center Plano TX Hotel, LLC, 247 S Ft Wayne IN Hotel, LLC, 295 Nicholasville Lex KY Hotel, LLC, 886 Airport El Paso TX Hotel, LLC, 4015 Kenwood Blue Ash Cincy OH Hotel, LLC, 4120 N Dayton OH Hotel, LLC, 6016 Greenville Dallas TX Hotel, LLC, 6071 Fossil Creek Ft Worth TX Hotel, LLC, 6078 W El Paso TX Hotel, LLC, 6084 SW Ft Worth TX Hotel, LLC, 6092 City View Ft Worth TX Hotel, LLC, 6175 Waco TX Hotel, LLC, 9688 Reed Blue Ash Cincy OH Hotel, LLC, 9710 Parkway Plano TX Hotel, LLC, 9813 Airport W Indy IN Hotel, LLC and 9814 NW 465 Indy IN Hotel, LLC						4.7545%	4.7386%	$66,214,500	$66,214,500	120	120	3/6/2028	360	360	$345,586
4.01		22565649	ESA Fort Wayne South		8309 West Jefferson Boulevard	Fort Wayne	Indiana	Allen	46804
4.02		22565649	ESA Lexington Nicholasville Road		2650 Wilhite Drive	Lexington	Kentucky	Fayette	40503
4.03		22565649	ESA Indianapolis Northwest I 465		9370 Waldemar Road	Indianapolis	Indiana	Marion	46268
4.04		22565649	ESA Dayton North		6688 Miller Lane	Dayton	Ohio	Montgomery	45414
4.05		22565649	ESA Indianapolis Airport West Southern Avenue		5350 West Southern Avenue	Indianapolis	Indiana	Marion	46241
4.06		22565649	ESA Dallas Greenville Avenue		12270 Greenville Avenue	Dallas	Texas	Dallas	75243
4.07		22565649	ESA Waco Woodway		5903 Woodway Drive	Waco	Texas	McLennan	76712
4.08		22565649	ESA Fort Worth Fossil Creek		3261 Northeast Loop 820	Fort Worth	Texas	Tarrant	76137
4.09		22565649	ESA El Paso Airport		6580 Montana Avenue	El Paso	Texas	El Paso	79925
4.10		22565649	ESA Cincinnati Blue Ash Kenwood Road		11145 Kenwood Road	Blue Ash	Ohio	Hamilton	45242
4.11		22565649	ESA Fort Worth City View		5831 Overton Ridge Boulevard	Fort Worth	Texas	Tarrant	76132
4.12		22565649	ESA Dallas Plano Parkway		4709 West Plano Parkway	Plano	Texas	Collin	75093
4.13		22565649	ESA Cincinnati Blue Ash Reed Hartman		4630 Creek Road	Blue Ash	Ohio	Hamilton	45242
4.14		22565649	ESA Dayton South		7851 Lois Circle	Dayton	Ohio	Montgomery	45459
4.15		22565649	ESA Lexington Tates Creek		3575 Tates Creek Road	Lexington	Kentucky	Fayette	40517
4.16		22565649	ESA Dayton Fairborn		3131 Presidential Drive	Fairborn	Ohio	Greene	45324
4.17		22565649	ESA Fort Worth Southwest		4701 Citylake Boulevard West	Fort Worth	Texas	Tarrant	76132
4.18		22565649	ESA Fort Wayne North		5810 Challenger Parkway	Fort Wayne	Indiana	Allen	46818
4.19		22565649	ESA El Paso West		990 Sunland Park Drive	El Paso	Texas	El Paso	79922
4.20		22565649	ESA Dallas Plano Parkway Medical Center		4636 West Plano Parkway	Plano	Texas	Collin	75093
5	6	22575939	U.S. Industrial Portfolio	SC USIP Property Company, LLC						4.5240%	4.4981%	$64,000,000	$64,000,000	120	120	3/6/2028	0	0	$244,631
5.01		22575939	DialogDirect		13700 Oakland Avenue and 350 Victor Street	Highland Park	Michigan	Wayne	48203
5.02		22575939	JIT Packaging		1717 Gifford Road	Elgin	Illinois	Cook	60120
5.03		22575939	Markel		435 School Lane	Plymouth Meeting	Pennsylvania	Montgomery	19462
5.04		22575939	Dedicated Logistics		8201 54th Avenue North	New Hope	Minnesota	Hennepin	55428
5.05		22575939	Wilbert		4221 Otter Lake Road	White Bear Township	Minnesota	Ramsey	55110
5.06		22575939	Matandy Steel		999 East Avenue and 1140 & 1200 Central Avenue	Hamilton	Ohio	Butler	45011
5.07		22575939	Landmark Plastics		1331 Kelly Avenue	Akron	Ohio	Summit	44306
5.08		22575939	Rohrer Corporation (OH)		717 Seville Road	Wadsworth	Ohio	Medina	44281
5.09		22575939	Rohrer Corporation (IL)		13701 George Bush Court	Huntley	Illinois	McHenry	60142
5.10		22575939	Rohrer Corporation (GA)		1800 Enterprise	Buford	Georgia	Gwinnett	30518
5.11		22575939	AAP Metals		811 Regal Row	Dallas	Texas	Dallas	75247
6		21743853	Brunswick Commons	East Brunswick UE Owner LLC	333-335 State Route 18	East Brunswick	New Jersey	Middlesex	8816	4.3835%	4.3576%	$63,000,000	$63,000,000	120	117	12/6/2027	0	0	$233,330
7		2236378	Pin Oak North Medical Office	Norvin Pin Oak North LLC, Norvin Pin Oak North II LLC, Norvin Pin Oak North III LLC, Norvin Pin Oak North IV LLC, Norvin Pin Oak North V LLC and Norvin Pin Oak North VI LLC	6700 & 6750 West Loop South and 4710 Bellaire Boulevard	Bellaire	Texas	Harris	77401	4.6475%	4.6116%	$56,740,000	$56,740,000	120	119	2/6/2028	360	360	$292,487
8		22450372	Sola Apartments	BW Sola Apartments LLC	8074 Gate Parkway West	Jacksonville	Florida	Duval	32216	4.6295%	4.6136%	$40,230,000	$40,230,000	120	119	2/6/2028	0	0	$157,360
9	4, 8	21604021	Worldwide Plaza	WWP Office, LLC and WWP Amenities Holdings, LLC	825 Eighth Avenue	New York	New York	New York	10019	3.6045%	3.5898%	$35,000,000	$35,000,000	120	116	11/6/2027	0	0	$106,593
10		19511323	90 Fifth Avenue	90 Fifth Owner, LLC	90 Fifth Avenue	New York	New York	New York	10011	4.3070%	4.2911%	$33,750,000	$33,750,000	120	112	7/6/2027	0	0	$122,817
11	9	21515092	Bass Pro & Cabela’s Portfolio	SPT Prairie 1 CB Drive, LLC, SPT Prairie 200 BP Drive, LLC, SPT Prairie 210 Demers Avenue, LLC, SPT Prairie 1000 CB Drive, LLC, SPT Prairie 2250 Gatlin Blvd., LLC, SPT Prairie 2427 N. Greenwich Road, LLC, SPT Prairie 2502 W. CB Drive, LLC, SPT Prairie 2700 Market Place Drive, LLC, SPT Prairie 3900 CB Drive, LLC, SPT Prairie 5500 Cornerstone North Blvd., LLC, SPT Prairie 7090 CB Drive NW, LLC, SPT Prairie 7700 CB Drive, LLC, SPT Prairie 10670 CB Drive, LLC, SPT Prairie 10501 Palm River Road, LLC, SPT Prairie 17907 IH-10 West, LLC and SPT Prairie 20200 Rogers Drive, LLC						4.3790%	4.3631%	$30,460,000	$30,460,000	120	115	10/6/2027	0	0	$112,697
11.01		21515092	Cabela’s Rogers		20200 Rogers Drive	Rogers	Minnesota	Hennepin	55374
11.02		21515092	Cabela’s Lone Tree		10670 Cabela Drive	Lone Tree	Colorado	Douglas	80124
11.03		21515092	Bass Pro San Antonio		17907 IH-10 West	San Antonio	Texas	Bexar	78257
11.04		21515092	Cabela’s Allen		1 Cabela Drive	Allen	Texas	Collin	75002
11.05		21515092	Cabela’s Lehi		2502 West Cabelas Boulevard	Lehi	Utah	Utah	84043
11.06		21515092	Bass Pro Tampa		10501 Palm River Road	Tampa	Florida	Hillsborough	33619
11.07		21515092	Cabela’s Hammond		7700 Cabela Drive	Hammond	Indiana	Lake	46324
11.08		21515092	Bass Pro Round Rock		200 Bass Pro Drive	Round Rock	Texas	Williamson	78665
11.09		21515092	Cabela’s Fort Mill		1000 Cabelas Drive	Fort Mill	South Carolina	York	29708
11.10		21515092	Cabela’s Wichita		2427 North Greenwich Road	Wichita	Kansas	Sedgwick	67226
11.11		21515092	Cabela’s Owatonna		3900 Cabelas Drive	Owatonna	Minnesota	Steele	55060
11.12		21515092	Cabela’s Centerville		5500 Cornerstone North Boulevard	Centerville	Ohio	Montgomery	45440
11.13		21515092	Cabela’s Huntsville		7090 Cabela Drive Northwest	Huntsville	Alabama	Madison	35806
11.14		21515092	Bass Pro Port St. Lucie		2250 Southwest Gatlin Boulevard	Port St. Lucie	Florida	Saint Lucie	34953
11.15		21515092	Cabela’s Waco		2700 Market Place Drive	Waco	Texas	McLennan	76711
11.16		21515092	Cabela’s East Grand Forks		210 Demers Avenue	East Grand Forks	Minnesota	Polk	56721
12		22351283	Tetra Technologies	Tetris Property LP	24955 Interstate 45	Spring	Texas	Montgomery	77380	4.4890%	4.4731%	$26,500,000	$26,500,000	120	119	2/6/2028	360	360	$134,098
13	10	21656773	Esperanza	Operadora Hotel Esperanza, S. de R.L. de C.V.	Carretera Transpeninsular Km. 7 Mz 10, Punta Ballena	Cabo San Lucas	Mexico	NAP	NAP	4.9435%	4.9276%	$25,000,000	$25,000,000	120	116	11/6/2027	0	0	$104,420
14	4	21515086	Starwood Lodging Hotel Portfolio	Various						4.5985%	4.5838%	$25,000,000	$25,000,000	60	55	10/5/2022	0	0	$97,133
14.001		21515086	Hilton Garden Inn Glastonbury		85 Glastonbury Boulevard	Glastonbury	Connecticut	Hartford	06033
14.002		21515086	Sheraton Hotel Woodbury		676 Bielenberg Drive	Woodbury	Minnesota	Washington	55125
14.003		21515086	DoubleTree Holland		650 East 24th Street	Holland	Michigan	Ottawa	49423
14.004		21515086	Lexington Residence Inn		3110 Wall Street	Lexington	Kentucky	Fayette	40513
14.005		21515086	Residence Inn Mystic Groton		40 Whitehall Avenue	Mystic	Connecticut	New London	06355
14.006		21515086	Lexington Courtyard		3100 Wall Street	Lexington	Kentucky	Fayette	40513
14.007		21515086	Residence Inn Baton Rouge		7061 Commerce Circle	Baton Rouge	Louisiana	East Baton Rouge	70809
14.008		21515086	TownePlace Suites Boise Downtown		1455 South Capitol Boulevard	Boise	Idaho	Ada	83706
14.009		21515086	San Bernardino Hampton Inn & Suites		895 East Hospitality Lane	San Bernardino	California	San Bernardino	92408
14.010		21515086	Fairfield Inn and Suites Reno Sparks		2085 Brierley Way	Sparks	Nevada	Washoe	89434
14.011		21515086	Kalamazoo-Portage Courtyard		400 Trade Centre Way	Portage	Michigan	Kalamazoo	49002
14.012		21515086	Bismarck Residence Inn		3421 North 14th Street	Bismarck	North Dakota	Burleigh	58503
14.013		21515086	Residence Inn Southington		778 West Street	Southington	Connecticut	Hartford	06489
14.014		21515086	Bloomington Fairfield Inn & Suites		2401 American Boulevard East	Bloomington	Minnesota	Hennepin	55425
14.015		21515086	Montgomeryville Staybridge Suites		119 Garden Golf Boulevard	North Wales	Pennsylvania	Montgomery	19454
14.016		21515086	TownePlace Suites Pocatello		2376 Via Caporatti Drive	Pocatello	Idaho	Bannock	83201
14.017		21515086	Rockford Residence Inn		7542 Colosseum Drive	Rockford	Illinois	Winnebago	61107
14.018		21515086	Residence Inn Danbury		22 Segar Street	Danbury	Connecticut	Fairfield	06810
14.019		21515086	Westminster Hampton Inn		5030 West 88th Place	Westminster	Colorado	Adams	80031
14.020		21515086	Appleton Residence Inn		310 North Metro Drive	Appleton	Wisconsin	Outagamie	54913
14.021		21515086	Quantico Courtyard		375 Corporate Drive	Stafford	Virginia	Stafford	22554
14.022		21515086	El Paso Staybridge Suites		6680 Gateway Boulevard East	El Paso	Texas	El Paso	79915
14.023		21515086	Fargo Residence Inn		4335 23rd Avenue South	Fargo	North Dakota	Cass	58104
14.024		21515086	Langhorne SpringHill Suites		200 North Buckstown Road	Langhorne	Pennsylvania	Bucks	19047
14.025		21515086	Fairfield Inn and Suites Bethlehem		2140 Motel Drive	Bethlehem	Pennsylvania	Lehigh	18018
14.026		21515086	Mendota Heights Fairfield Inn & Suites		1330 Northland Drive	Mendota Heights	Minnesota	Dakota	55120
14.027		21515086	Residence Inn Albuquerque		4331 The Lane at 25 Northeast	Albuquerque	New Mexico	Bernalillo	87109
14.028		21515086	Residence Inn Kansas City Olathe		12215 South Strang Line Road	Olathe	Kansas	Johnson	66062
14.029		21515086	Residence Inn Monroe		4960 Millhaven Road	Monroe	Louisiana	Monroe	71203
14.030		21515086	Residence Inn San Antonio North Stone Oak		1115 North Loop 1604 East	San Antonio	Texas	Bexar	78232
14.031		21515086	Amarillo Residence Inn		6700 West Interstate 40	Amarillo	Texas	Potter	79106
14.032		21515086	TownePlace Suites Scranton		26 Radcliffe Drive	Moosic	Pennsylvania	Lackawanna	18507
14.033		21515086	SpringHill Suites Waterford		401 North Frontage Road	Waterford	Connecticut	New London	06385
14.034		21515086	Madison Residence Inn		4862 Hayes Road	Madison	Wisconsin	Dane	53704
14.035		21515086	Peoria, IL Residence Inn		2000 West War Memorial Drive	Peoria	Illinois	Peoria	61614
14.036		21515086	Lafayette Fairfield Inn & Suites		4000 South Street	Lafayette	Indiana	Tippecanoe	47905
14.037		21515086	Eden Prairie Fairfield Inn & Suites		11325 Viking Drive	Eden Prairie	Minnesota	Hennepin	55344
14.038		21515086	Tinley Park Fairfield Inn & Suites		18511 North Creek Drive	Tinely Park	Illinois	Will	60477
14.039		21515086	St. Joseph Hampton Inn		3928 Frederick Boulevard	St. Joseph	Missouri	Buchanan	64506
14.040		21515086	Burnsville Hampton Inn		14400 Nicollet Court	Burnsville	Minnesota	Dakota	55306
14.041		21515086	Peoria, IL Courtyard		1928 West War Memorial Drive	Peoria	Illinois	Peoria	61614
14.042		21515086	Champaign Courtyard		1811 Moreland Boulevard	Champaign	Illinois	Champaign	61822
14.043		21515086	Springfield Courtyard		3462 Freedom Drive	Springfield	Illinois	Sangamon	62704
14.044		21515086	Akron Courtyard		100 Springside Drive	Akron	Ohio	Summit	44333
14.045		21515086	El Paso Holiday Inn Express & Suites		6666 Gateway Boulevard East	El Paso	Texas	El Paso	79915
14.046		21515086	Memphis SpringHill Suites		2800 New Brunswick Road	Memphis	Tennessee	Shelby	38133
14.047		21515086	Tinley Park Hampton Inn		18501 North Creek Drive	Tinely Park	Illinois	Will	60477
14.048		21515086	Phoenix TownePlace Suites		9425 North Black Canyon Highway	Phoenix	Arizona	Maricopa	85021
14.049		21515086	Woodbury Hampton Inn		1450 Weir Drive	Woodbury	Minnesota	Washington	55125
14.050		21515086	Colorado Springs Fairfield Inn		7085 Commerce Center Drive	Colorado Springs	Colorado	El Paso	80919

GS9
Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Borrower Name	Address	City	State	County	Zip Code	Mortgage Loan Rate (%)	Net Mortgage Loan Rate (%)	Original Balance ($)	Cut-Off Date Balance ($)	Original Term To Maturity (Mos.)	Remaining Term To Maturity (Mos.)	Maturity Date	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)	Monthly Debt Service ($) (1)
14.051		21515086	Wichita Falls Hampton Inn		4217 Kemp Boulevard	Wichita Falls	Texas	Wichita	76308
14.052		21515086	Zanesville Hampton Inn		1009 Spring Street	Zanesville	Ohio	Muskingum	43701
14.053		21515086	Holland Fairfield Inn & Suites		2854 West Shore Drive	Holland	Michigan	Ottawa	49424
14.054		21515086	Lubbock Hampton Inn		4003 South Loop 289	Lubbock	Texas	Lubbock	79423
14.055		21515086	Phoenix SpringHill Suites		9425 North Black Canyon Highway	Phoenix	Arizona	Maricopa	85021
14.056		21515086	Lewisville Residence Inn		755 Vista Ridge Mall Drive	Lewisville	Texas	Denton	75067
14.057		21515086	Battle Creek Hampton Inn		1150 Riverside Drive	Battle Creek	Michigan	Calhoun	49015
14.058		21515086	Courtyard Scranton		16 Glenmaura National Boulevard	Moosic	Pennsylvania	Lackawanna	18507
14.059		21515086	Springfield Fairfield Inn & Suites		1870 West 1st Street	Springfield	Ohio	Clark	45504
14.060		21515086	Branson Fairfield Inn & Suites		220 Highway 165	Branson	Missouri	Taney	65616
14.061		21515086	Toledo Fairfield Inn & Suites		521 West Dussel Drive	Maumee	Ohio	Lucas	43537
14.062		21515086	Corpus Christi Residence Inn		5229 Blanche Moore Drive	Corpus Christi	Texas	Nueces	78411
14.063		21515086	Columbus Homewood Suites		3841 Park Mill Run Drive	Hilliard	Ohio	Franklin	43026
14.064		21515086	Houston Brookhollow SpringHill Suites		2750 North Loop West	Houston	Texas	Harris	77092
14.065		21515086	Residence Inn Fort Smith		3005 South 74th Street	Fort Smith	Arkansas	Sebastian	72903
14.066		21515086	Joliet Fairfield Inn & Suites North		3239 Norman Avenue	Joliet	Illinois	Will	60431
14.067		21515086	Plano Fairfield Inn & Suites		4712 West Plano Parkway	Plano	Texas	Collin	75093
14.068		21515086	Topeka Residence Inn		1620 Southwest Westport Drive	Topeka	Kansas	Shawnee	66604
14.069		21515086	Bedford TownePlace Suites		2301 Plaza Parkway	Bedford	Texas	Tarrant	76021
14.070		21515086	Wichita Hampton Inn		9449 East Corporate Hills Drive	Wichita	Kansas	Sedgwick	67207
14.071		21515086	Holiday Inn Express Malvern		1 Morehall Road	Frazer	Pennsylvania	Chester	19355
14.072		21515086	Greeley Fairfield Inn & Suites		2401 West 29th Street	Greeley	Colorado	Weld	80631
14.073		21515086	Amarillo Fairfield Inn & Suites		6600 West Interstate 40	Amarillo	Texas	Potter	79106
14.074		21515086	Dallas Homewood Suites		9169 Markville Drive	Dallas	Texas	Dallas	75243
14.075		21515086	Oshkosh Fairfield Inn & Suites		1800 South Koeller Street	Oshkosh	Wisconsin	Winnebago	54902
14.076		21515086	Burnsville Fairfield Inn & Suites		14350 Nicollet Court	Burnsville	Minnesota	Dakota	55306
14.077		21515086	Willowbrook Homewood Suites		7655 FM 1960 Road West	Houston	Texas	Harris	77070
14.078		21515086	Memphis Fairfield Inn & Suites		8489 US Highway 64	Memphis	Tennessee	Shelby	38133
14.079		21515086	Mansfield Hampton Inn		1051 North Lexington Springmill Road	Ontario	Ohio	Richland	44906
14.080		21515086	Lubbock Fairfield Inn & Suites		4007 South Loop 289	Lubbock	Texas	Lubbock	79423
14.081		21515086	Mishawaka Fairfield Inn & Suites		425 West University Drive	Mishawaka	Indiana	St. Joseph	46545
14.082		21515086	Abilene Hampton Inn		3917 Ridgemont Drive	Abilene	Texas	Taylor	79606
14.083		21515086	Akron Hampton Inn		80 Springside Drive	Akron	Ohio	Summit	44333
14.084		21515086	Fort Worth Hampton Inn		4799 Southwest Loop 820	Fort Worth	Texas	Tarrant	76132
14.085		21515086	Bloomington Courtyard		310 A Greenbriar Drive	Normal	Illinois	McLean	61761
14.086		21515086	Fargo Comfort Suites		4417 23rd Avenue South	Fargo	North Dakota	Cass	58104
14.087		21515086	Findlay Fairfield Inn & Suites		2000 Tiffin Avenue	Findlay	Ohio	Hancock	45840
14.088		21515086	Stevens Point Fairfield Inn & Suites		5317 US Highway 10 East	Stevens Point	Wisconsin	Portage	54482
14.089		21515086	Quincy Fairfield Inn & Suites		4415 Broadway Street	Quincy	Illinois	Adams	62305
14.090		21515086	Findlay Hampton Inn		921 Interstate Drive	Findlay	Ohio	Hancock	45840
14.091		21515086	Forsyth Fairfield Inn		1417 Hickory Point Drive	Forsyth	Illinois	Macon	62535
14.092		21515086	Muncie Fairfield Inn		4011 West Bethel Avenue	Muncie	Indiana	Delaware	47304
14.093		21515086	Bismarck South Fairfield Inn & Suites		135 Ivy Avenue	Bismarck	North Dakota	Burleigh	58504
14.094		21515086	Lee’s Summit Fairfield Inn & Suites		1301 Northeast Windsor Drive	Lee’s Summit	Missouri	Jackson	64086
14.095		21515086	Norman Fairfield Inn & Suites		301 Norman Center Court	Norman	Oklahoma	Cleveland	73072
14.096		21515086	Dallas I-635 Fairfield Inn & Suites (Park Central)		9230 LBJ Freeway	Dallas	Texas	Dallas	75243
14.097		21515086	Council Bluffs Fairfield Inn & Suites		520 30th Avenue	Council Bluffs	Iowa	Pottawattamie	51501
14.098		21515086	Terre Haute Fairfield Inn & Suites		475 East Margaret Drive	Terre Haute	Indiana	Vigo	47802
14.099		21515086	Waco Fairfield Inn & Suites		5805 Woodway Drive	Waco	Texas	McLennan	76712
14.100		21515086	Champaign Fairfield Inn & Suites		1807 Moreland Boulevard	Champaign	Illinois	Champaign	61822
14.101		21515086	Houston Brookhollow TownePlace Suites		12820 Northwest Freeway	Houston	Texas	Harris	77040
14.102		21515086	Corpus Christi Fairfield Inn & Suites		5217 Blanche Moore Drive	Corpus Christi	Texas	Nueces	78411
14.103		21515086	Fargo Fairfield Inn & Suites		3902 9th Avenue Southwest	Fargo	North Dakota	Cass	58103
14.104		21515086	Galesburg Fairfield Inn & Suites		901 West Carl Sandburg Drive	Galesburg	Illinois	Knox	61401
14.105		21515086	Abilene Fairfield Inn & Suites		3902 Turner Plaza	Abilene	Texas	Taylor	79606
14.106		21515086	Billings Fairfield Inn & Suites		2026 Overland Avenue	Billings	Montana	Yellowstone	59102
14.107		21515086	Peru Fairfield Inn & Suites		4385 Venture Drive	Peru	Illinois	La Salle	61354
14.108		21515086	Mesquite Fairfield Inn & Suites		4020 Towne Crossing Boulevard	Mesquite	Texas	Dallas	75150
14.109		21515086	San Angelo Hampton Inn		2959 Loop 306	San Angelo	Texas	Tom Green	76904
14.110		21515086	Bismarck North Fairfield Inn & Suites		1120 East Century Avenue	Bismarck	North Dakota	Burleigh	58503
14.111		21515086	Willowbrook Hampton Inn		7645 FM 1960 Road West	Houston	Texas	Harris	77070
14.112		21515086	Toledo Country Inn & Suites		541 West Dussel Drive	Maumee	Ohio	Lucas	43537
14.113		21515086	Dubuque Fairfield Inn		3400 Dodge Street	Dubuque	Iowa	Dubuque	52003
14.114		21515086	Kankakee Fairfield Inn		1550 North State Route 50	Bourbonnais	Illinois	Kankakee	60914
14.115		21515086	Canton Fairfield Inn & Suites		5285 Broadmoor Circle Northwest	Canton	Ohio	Stark	44709
14.116		21515086	Westchase Fairfield Inn & Suites		2400 West Sam Houston Parkway South	Houston	Texas	Harris	77042
14.117		21515086	Lima Fairfield Inn		2179 Elida Road	Lima	Ohio	Allen	45805
14.118		21515086	Owatonna Country Inn & Suites		130 Allan Avenue	Owatonna	Minnesota	Steele	55060
14.119		21515086	Saginaw Fairfield Inn		5200 Cardinal Square Boulevard	Saginaw	Michigan	Saginaw	48604
14.120		21515086	Youngstown Hampton Inn		7395 Tiffany South	Youngstown	Ohio	Mahoning	44514
14.121		21515086	Longview Fairfield Inn & Suites		3305 North 4th Street	Longview	Texas	Gregg	75605
14.122		21515086	Middletown Fairfield Inn		6750 Roosevelt Parkway	Middletown	Ohio	Butler	45044
14.123		21515086	Mishawaka Best Western Plus		445 West University Drive	Mishawaka	Indiana	St. Joseph	46545
14.124		21515086	Tyler Fairfield Inn & Suites		1945 West Southwest Loop 323	Tyler	Texas	Smith	75701
14.125		21515086	Stafford Hampton Inn		4714 Techniplex Drive	Stafford	Texas	Fort Bend	77477
14.126		21515086	Lincoln Fairfield Inn & Suites		4221 Industrial Avenue	Lincoln	Nebraska	Lancaster	68504
14.127		21515086	Saginaw Comfort Suites		5180 Cardinal Square Boulevard	Saginaw	Michigan	Saginaw	48604
14.128		21515086	Humble Fairfield Inn & Suites		20525 Highway 59 North	Humble	Texas	Harris	77338
14.129		21515086	Corpus Christi Country Inn & Suites		5209 Blanche Moore Drive	Corpus Christi	Texas	Nueces	78411
14.130		21515086	Youngstown Fairfield Inn & Suites		7397 Tiffany South	Youngstown	Ohio	Mahoning	44514
14.131		21515086	Stillwater Fairfield Inn & Suites		418 East Hall of Fame Avenue	Stillwater	Oklahoma	Payne	74075
14.132		21515086	Quail Springs Fairfield Inn & Suites		13520 Plaza Terrace	Oklahoma City	Oklahoma	Oklahoma	73120
14.133		21515086	Temple Fairfield Inn & Suites		1402 Southwest H.K. Dodgen Loop	Temple	Texas	Bell	76504
14.134		21515086	Topeka Fairfield Inn		1530 Southwest Westport Drive	Topeka	Kansas	Shawnee	66604
14.135		21515086	Lincoln Comfort Suites		4231 Industrial Avenue	Lincoln	Nebraska	Lancaster	68504
14.136		21515086	Wichita Comfort Inn		9525 East Corporate Hills Drive	Wichita	Kansas	Sedgwick	67207
14.137		21515086	Bloomington Comfort Suites		310 B Greenrbriar Drive	Normal	Illinois	McLean	61761
14.138		21515086	Grand Forks Fairfield Inn		3051 South 34th Street	Grand Forks	North Dakota	Grand Forks	58201
15		22052527	Doral Plaza	SPG Doral Land Partners, LLC and SPG Doral Retail Partners, LLC	10640 Northwest 19th Street	Doral	Florida	Miami-Dade	33172	4.5285%	4.4826%	$24,900,000	$24,900,000	120	118	1/6/2028	0	0	$95,271
16		22052882	Rutherford Commons	UE Paterson Plank Road LLC	150 Route 17	East Rutherford	New Jersey	Bergen	07073	4.4885%	4.4626%	$23,000,000	$23,000,000	120	118	1/6/2028	0	0	$87,224
17		22351279	Alexandria Moulding Portfolio	AGNL Crown, L.L.C.						4.4820%	4.4361%	$22,425,000	$22,425,000	120	119	2/6/2028	360	360	$113,384
17.01		22351279	Alexandria Moulding La Porte IN		4747 West State Road 2	La Porte	Indiana	La Porte	46350
17.02		22351279	Alexandria Moulding Moxee WA		101 Grant Way	Moxee	Washington	Yakima	98936
18		22350847	Anytime Self Storage Portfolio	101 and 110 South Taylor Avenue AZ 13 Holdings LLC, 1751 East Benson Highway AZ 13 Holdings LLC, 7340 East Benson Highway AZ 13 Holdings LLC, 11139 East Apache Trail AZ 13 Holdings LLC, 5600 South 12th Avenue AZ 13 Holdings LLC, 3055 North 30th Avenue AZ 13 Holdings LLC, 508 North Grant Street AZ 13 Holdings LLC, 1155 East Irvington Road AZ 13 Holdings LLC, 2100 West Baseline Road AZ 13 Holdings LLC and 556 East Frank Way AZ 13 Holdings LLC						5.0085%	4.9926%	$20,000,000	$20,000,000	120	119	2/6/2028	360	360	$107,468
18.01		22350847	2100 West Baseline Avenue		2100 West Baseline Avenue	Apache Junction	Arizona	Pinal	85120
18.02		22350847	1751 East Benson Highway		1751 East Benson Highway	Tucson	Arizona	Pima	85714
18.03		22350847	101 South Taylor Avenue		101 South Taylor Avenue	Bisbee	Arizona	Cochise	85603
18.04		22350847	7340 East Benson Highway		7340 East Benson Highway	Tucson	Arizona	Pima	85756
18.05		22350847	556 East Frank Way		556 East Frank Way	Williams	Arizona	Coconino	86046
18.06		22350847	3055 North 30th Avenue		3055 North 30th Avenue	Phoenix	Arizona	Maricopa	85017
18.07		22350847	11139 East Apache Trail		11139 East Apache Trail	Apache Junction	Arizona	Maricopa	85120
18.08		22350847	1155 East Irvington Road		1155 East Irvington Road	Tucson	Arizona	Pima	85714
18.09		22350847	5600 South 12th Avenue		5600 South 12th Avenue	Tucson	Arizona	Pima	85706
18.10		22350847	508 North Grant Street		508 North Grant Street	Flagstaff	Arizona	Coconino	86004
19	6	22558058	Two Democracy	Second Rock Spring Park Limited Partnership	6707 Democracy Boulevard	Bethesda	Maryland	Montgomery	20817	5.3915%	5.3756%	$15,000,000	$15,000,000	120	120	3/6/2028	360	360	$84,150
20	11	21671833	801 Broadway	Clark Place Commercial, LLC	801 Broadway Avenue Northwest	Grand Rapids	Michigan	Kent	49504	4.2705%	4.2346%	$14,000,000	$13,922,744	120	116	11/6/2027	360	356	$69,040
21		22052526	357 Flatbush	357 Flatbush SPE, LLC	357-365 Flatbush Avenue	Brooklyn	New York	Kings	11238	4.7235%	4.7076%	$10,500,000	$10,500,000	120	118	1/6/2028	0	0	$41,905
22		22575339	North Park Apartments	Clear Sky Capital North Park, LP	90 Northpoint Drive	Houston	Texas	Harris	77060	5.0540%	4.9981%	$10,150,000	$10,150,000	120	120	3/6/2028	360	360	$54,823
23		22351284	TGAAR Tower	TGAAR Tower, LLC	24 Smith Road	Midland	Texas	Midland	79705	4.4895%	4.4336%	$7,200,000	$7,188,705	120	119	2/6/2028	360	359	$36,436
24		22456465	Chase Retail Center	Highway 6 Y-Shops, LLC	9151 Highway 6 South	Houston	Texas	Fort Bend	77083	5.0545%	5.0386%	$6,900,000	$6,889,855	120	119	2/6/2028	360	359	$37,271
25	12	22052200	Cross County Shopping Center	Hudson Bay Trading Company	1930 North Military Trail	West Palm Beach	Florida	Palm Beach	33409	4.7225%	4.6666%	$6,860,000	$6,860,000	120	118	1/6/2028	360	360	$35,671
26		22003540	RiNo Self Storage	RiNo Self-Storage, LLC	3270 Blake Street	Denver	Colorado	Denver	80205	4.7385%	4.7226%	$6,700,000	$6,700,000	120	118	1/6/2028	0	0	$26,824
27		25575372	Fresh Thyme Kirkwood	MLSE II, LLC	1018 North Kirkwood Road	Kirkwood	Missouri	Saint Louis	63122	5.1005%	5.0171%	$6,600,000	$6,600,000	120	120	3/6/2028	360	360	$35,837
28	13	22565643	Parkway Tower	Parkway Tower, LLC	10542 South Jordan Gateway	South Jordan	Utah	Salt Lake	84095	5.0595%	5.0436%	$6,550,000	$6,550,000	120	120	3/6/2028	360	360	$35,400
29	14	22551593	Holiday Inn Express Columbus	Magnolia Northlake, LLC	7336 Bear Lane	Columbus	Georgia	Muscogee	31909	5.3140%	5.2306%	$6,528,000	$6,528,000	120	120	3/6/2028	360	360	$36,307
30		22052202	Century Industrial Center	Tenmark Century Center, LLC	2010, 2020 and 2030 Century Center Boulevard	Irving	Texas	Dallas	75062	4.6550%	4.5991%	$5,750,000	$5,750,000	120	118	1/6/2028	360	360	$29,666
31	15	21671831	Camp Creek	Camp Creek Investors, LLC	3330 Camp Creek Parkway	East Point	Georgia	Fulton	30344	4.9840%	4.9681%	$5,100,000	$5,100,000	120	116	11/6/2027	360	360	$27,328
32		22565646	ESA Fort Worth Medical Center	9712 Med Center Ft Worth TX Hotel, LLC	1601 River Run	Fort Worth	Texas	Tarrant	76107	4.7545%	4.7386%	$4,275,100	$4,275,100	120	120	3/6/2028	360	360	$22,313
33		22565647	ESA Indianapolis Airport	4014 Airport Indy IN Hotel, LLC	2730 Fortune Circle West	Indianapolis	Indiana	Marion	46241	4.7545%	4.7386%	$3,079,500	$3,079,500	120	120	3/6/2028	360	360	$16,072
34		22565644	ESA Cincinnati Blue Ash Reagan HIG	15 Reagan Blue Ash Cincy OH Hotel, LLC	4260 Hunt Road	Blue Ash	Ohio	Hamilton	45242	4.7545%	4.7386%	$2,746,200	$2,746,200	120	120	3/6/2028	360	360	$14,333
35		22565645	ESA Dallas Vantage Point Drive	9835 Vantage Dallas TX Hotel, LLC	9019 Vantage Point Drive	Dallas	Texas	Dallas	75243	4.7545%	4.7386%	$2,517,100	$2,517,100	120	120	3/6/2028	360	360	$13,137
36	16	22052199	Monte Industrial	Monte Group, Inc.	4100 North 29th Avenue	Hollywood	Florida	Broward	33020	4.9925%	4.9366%	$2,100,000	$2,094,647	120	118	1/6/2028	360	358	$11,264
37		22565648	ESA Indianapolis Northwest College	14 NW College Indy IN Hotel, LLC	9030 Wesleyan Road	Indianapolis	Indiana	Marion	46268	4.7545%	4.7386%	$1,292,600	$1,292,600	120	120	3/6/2028	360	360	$6,746

GS9
Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Servicing Fee Rate (%)	Subservicing Fee Rate (%)	Interest Accrual Method	Ownership Interest	Crossed Group	Originator	Mortgage Loan Seller	Carve-out Guarantor	Letter of Credit	Upfront RE Tax Reserve ($)	Ongoing RE Tax Reserve ($)	Upfront Insurance Reserve ($)	Ongoing Insurance Reserve ($)	Upfront Replacement Reserve ($)	Ongoing Replacement Reserve ($)
1		21769944	Marina Heights State Farm	0.0025%	0.001250%	Actual/360	Leasehold	NAP	GSMC	GSMC	None	No	$0	$0	$0	$0	$0	$0
2	3, 4	22048227	Apple Campus 3	0.0025%	0.002500%	Actual/360	Fee Simple	NAP	GSMC, WFB, DBNY	GSMC	Paul Guarantor LLC	No	$0	$249,368	$0	$0	$0	$0
3	4, 5, 6	22575337	Twelve Oaks Mall	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC, WFB, JPMCB	GSMC	The Taubman Realty Group Limited Partnership	No	$0	$0	$0	$0	$0	$0
4	7	22565649	ESA Portfolio	0.0050%	0.000000%	Actual/360		NAP	GSMC	GSMC	Alan Kanders	No	$342,116	$147,999	$81,821	$40,911	$0	See Footnote
4.01		22565649	ESA Fort Wayne South				Fee Simple
4.02		22565649	ESA Lexington Nicholasville Road				Fee Simple
4.03		22565649	ESA Indianapolis Northwest I 465				Fee Simple
4.04		22565649	ESA Dayton North				Fee Simple
4.05		22565649	ESA Indianapolis Airport West Southern Avenue				Fee Simple
4.06		22565649	ESA Dallas Greenville Avenue				Fee Simple
4.07		22565649	ESA Waco Woodway				Fee Simple
4.08		22565649	ESA Fort Worth Fossil Creek				Fee Simple
4.09		22565649	ESA El Paso Airport				Fee Simple
4.10		22565649	ESA Cincinnati Blue Ash Kenwood Road				Fee Simple
4.11		22565649	ESA Fort Worth City View				Fee Simple
4.12		22565649	ESA Dallas Plano Parkway				Fee Simple
4.13		22565649	ESA Cincinnati Blue Ash Reed Hartman				Fee Simple
4.14		22565649	ESA Dayton South				Fee Simple
4.15		22565649	ESA Lexington Tates Creek				Fee Simple
4.16		22565649	ESA Dayton Fairborn				Fee Simple
4.17		22565649	ESA Fort Worth Southwest				Fee Simple
4.18		22565649	ESA Fort Wayne North				Fee Simple
4.19		22565649	ESA El Paso West				Fee Simple
4.20		22565649	ESA Dallas Plano Parkway Medical Center				Fee Simple
5	6	22575939	U.S. Industrial Portfolio	0.0050%	0.010000%	Actual/360		NAP	GSMC	GSMC	Michael W. Brennan, Robert G. Vanecko, Scott D. McKibben, Samuel A. Mandarino, Eduardo Paneque, Brad O’Halloran, Allen Crosswell, Troy MacMane and Greenwood Holding Company, LLC	No	$0	$0	$0	$0	$0	$0
5.01		22575939	DialogDirect				Fee Simple
5.02		22575939	JIT Packaging				Fee Simple
5.03		22575939	Markel				Fee Simple
5.04		22575939	Dedicated Logistics				Fee Simple
5.05		22575939	Wilbert				Fee Simple
5.06		22575939	Matandy Steel				Fee Simple
5.07		22575939	Landmark Plastics				Fee Simple
5.08		22575939	Rohrer Corporation (OH)				Fee Simple
5.09		22575939	Rohrer Corporation (IL)				Fee Simple
5.10		22575939	Rohrer Corporation (GA)				Fee Simple
5.11		22575939	AAP Metals				Fee Simple
6		21743853	Brunswick Commons	0.0050%	0.010000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Urban Edge Properties LP	No	$0	$0	$0	$0	$0	$0
7		2236378	Pin Oak North Medical Office	0.0050%	0.020000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Norman Livingston	No	$213,830	$106,915	$0	$0	$0	$7,324
8		22450372	Sola Apartments	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSBI	GSMC	Beachwold Partners, L.P. and Gideon Z. Friedman	No	$0	$50,647	$0	$0	$0	$6,250
9	4, 8	21604021	Worldwide Plaza	0.0025%	0.001250%	Actual/360	Fee Simple	NAP	GSMC	GSMC	SL Green Operating Partnership, L.P., RXR Real Estate Value Added Fund - Fund III LP, RXR RE VAF - Fund III Parallel A LP, RXR RE VAF - Fund III Parallel B LP, RXR RE VAF - Fund III Parallel B (REIT) LP, RXR RE VAF - Fund III Parallel C LP and RXR RE VAF - Fund III Parallel D LP	No	$0	$0	$0	$0	$0	$0
10		19511323	90 Fifth Avenue	0.0025%	0.002500%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Aby Rosen and Michael Fuchs	No	$0	$0	$0	$0	$0	$0
11	9	21515092	Bass Pro & Cabela’s Portfolio	0.0025%	0.002500%	Actual/360		NAP	GSMC, WFB, UBS AG	GSMC	Starwood Property Trust, Inc.	No	$0	$0	$0	$0	$0	$0
11.01		21515092	Cabela’s Rogers				Fee Simple
11.02		21515092	Cabela’s Lone Tree				Fee Simple
11.03		21515092	Bass Pro San Antonio				Fee Simple
11.04		21515092	Cabela’s Allen				Fee Simple
11.05		21515092	Cabela’s Lehi				Fee Simple
11.06		21515092	Bass Pro Tampa				Fee Simple
11.07		21515092	Cabela’s Hammond				Fee Simple
11.08		21515092	Bass Pro Round Rock				Fee Simple
11.09		21515092	Cabela’s Fort Mill				Fee Simple
11.10		21515092	Cabela’s Wichita				Fee Simple
11.11		21515092	Cabela’s Owatonna				Fee Simple
11.12		21515092	Cabela’s Centerville				Fee Simple
11.13		21515092	Cabela’s Huntsville				Fee Simple
11.14		21515092	Bass Pro Port St. Lucie				Fee Simple
11.15		21515092	Cabela’s Waco				Fee Simple
11.16		21515092	Cabela’s East Grand Forks				Fee Simple
12		22351283	Tetra Technologies	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	USRA Net Lease II Capital Corp.	No	$0	$0	$0	$0	$0	$3,186
13	10	21656773	Esperanza	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSBI	GSMC	Flynn Properties Inc., Levy Family Partners, LLC and The Freidkin Group	No	$0	$0	$0	$71,756	$786,478	$92,716
14	4	21515086	Starwood Lodging Hotel Portfolio	0.0025%	0.001250%	Actual/360		NAP	GSMC	GSMC	SCG Hotel Investors Holdings, L.P.	No	$0	$0	$0	$0	$0	$0
14.001		21515086	Hilton Garden Inn Glastonbury				Fee Simple
14.002		21515086	Sheraton Hotel Woodbury				Fee Simple
14.003		21515086	DoubleTree Holland				Fee Simple
14.004		21515086	Lexington Residence Inn				Fee Simple
14.005		21515086	Residence Inn Mystic Groton				Fee Simple
14.006		21515086	Lexington Courtyard				Fee Simple
14.007		21515086	Residence Inn Baton Rouge				Fee Simple
14.008		21515086	TownePlace Suites Boise Downtown				Fee Simple
14.009		21515086	San Bernardino Hampton Inn & Suites				Fee Simple
14.010		21515086	Fairfield Inn and Suites Reno Sparks				Fee Simple
14.011		21515086	Kalamazoo-Portage Courtyard				Fee Simple
14.012		21515086	Bismarck Residence Inn				Fee Simple
14.013		21515086	Residence Inn Southington				Fee Simple
14.014		21515086	Bloomington Fairfield Inn & Suites				Fee Simple
14.015		21515086	Montgomeryville Staybridge Suites				Fee Simple
14.016		21515086	TownePlace Suites Pocatello				Fee Simple
14.017		21515086	Rockford Residence Inn				Fee Simple
14.018		21515086	Residence Inn Danbury				Fee Simple
14.019		21515086	Westminster Hampton Inn				Fee Simple
14.020		21515086	Appleton Residence Inn				Fee Simple
14.021		21515086	Quantico Courtyard				Fee Simple
14.022		21515086	El Paso Staybridge Suites				Leasehold
14.023		21515086	Fargo Residence Inn				Fee Simple
14.024		21515086	Langhorne SpringHill Suites				Fee Simple
14.025		21515086	Fairfield Inn and Suites Bethlehem				Fee Simple
14.026		21515086	Mendota Heights Fairfield Inn & Suites				Fee Simple
14.027		21515086	Residence Inn Albuquerque				Fee Simple
14.028		21515086	Residence Inn Kansas City Olathe				Fee Simple
14.029		21515086	Residence Inn Monroe				Fee Simple
14.030		21515086	Residence Inn San Antonio North Stone Oak				Fee Simple
14.031		21515086	Amarillo Residence Inn				Fee Simple
14.032		21515086	TownePlace Suites Scranton				Fee Simple
14.033		21515086	SpringHill Suites Waterford				Fee Simple
14.034		21515086	Madison Residence Inn				Fee Simple
14.035		21515086	Peoria, IL Residence Inn				Fee Simple
14.036		21515086	Lafayette Fairfield Inn & Suites				Fee Simple
14.037		21515086	Eden Prairie Fairfield Inn & Suites				Fee Simple
14.038		21515086	Tinley Park Fairfield Inn & Suites				Fee Simple
14.039		21515086	St. Joseph Hampton Inn				Fee Simple
14.040		21515086	Burnsville Hampton Inn				Fee Simple
14.041		21515086	Peoria, IL Courtyard				Fee Simple
14.042		21515086	Champaign Courtyard				Leasehold
14.043		21515086	Springfield Courtyard				Fee Simple
14.044		21515086	Akron Courtyard				Fee Simple
14.045		21515086	El Paso Holiday Inn Express & Suites				Leasehold
14.046		21515086	Memphis SpringHill Suites				Fee Simple
14.047		21515086	Tinley Park Hampton Inn				Fee Simple
14.048		21515086	Phoenix TownePlace Suites				Fee Simple
14.049		21515086	Woodbury Hampton Inn				Fee Simple
14.050		21515086	Colorado Springs Fairfield Inn				Fee Simple

GS9
Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Servicing Fee Rate (%)	Subservicing Fee Rate (%)	Interest Accrual Method	Ownership Interest	Crossed Group	Originator	Mortgage Loan Seller	Carve-out Guarantor	Letter of Credit	Upfront RE Tax Reserve ($)	Ongoing RE Tax Reserve ($)	Upfront Insurance Reserve ($)	Ongoing Insurance Reserve ($)	Upfront Replacement Reserve ($)	Ongoing Replacement Reserve ($)
14.051		21515086	Wichita Falls Hampton Inn				Fee Simple
14.052		21515086	Zanesville Hampton Inn				Fee Simple
14.053		21515086	Holland Fairfield Inn & Suites				Fee Simple
14.054		21515086	Lubbock Hampton Inn				Fee Simple
14.055		21515086	Phoenix SpringHill Suites				Fee Simple
14.056		21515086	Lewisville Residence Inn				Fee Simple
14.057		21515086	Battle Creek Hampton Inn				Fee Simple
14.058		21515086	Courtyard Scranton				Fee Simple
14.059		21515086	Springfield Fairfield Inn & Suites				Fee Simple
14.060		21515086	Branson Fairfield Inn & Suites				Fee Simple
14.061		21515086	Toledo Fairfield Inn & Suites				Fee Simple
14.062		21515086	Corpus Christi Residence Inn				Fee Simple
14.063		21515086	Columbus Homewood Suites				Fee Simple
14.064		21515086	Houston Brookhollow SpringHill Suites				Fee Simple
14.065		21515086	Residence Inn Fort Smith				Fee Simple
14.066		21515086	Joliet Fairfield Inn & Suites North				Fee Simple
14.067		21515086	Plano Fairfield Inn & Suites				Fee Simple
14.068		21515086	Topeka Residence Inn				Fee Simple
14.069		21515086	Bedford TownePlace Suites				Fee Simple
14.070		21515086	Wichita Hampton Inn				Fee Simple
14.071		21515086	Holiday Inn Express Malvern				Fee Simple
14.072		21515086	Greeley Fairfield Inn & Suites				Fee Simple
14.073		21515086	Amarillo Fairfield Inn & Suites				Fee Simple
14.074		21515086	Dallas Homewood Suites				Fee Simple
14.075		21515086	Oshkosh Fairfield Inn & Suites				Fee Simple
14.076		21515086	Burnsville Fairfield Inn & Suites				Fee Simple
14.077		21515086	Willowbrook Homewood Suites				Fee Simple
14.078		21515086	Memphis Fairfield Inn & Suites				Fee Simple
14.079		21515086	Mansfield Hampton Inn				Fee Simple
14.080		21515086	Lubbock Fairfield Inn & Suites				Fee Simple
14.081		21515086	Mishawaka Fairfield Inn & Suites				Fee Simple
14.082		21515086	Abilene Hampton Inn				Fee Simple
14.083		21515086	Akron Hampton Inn				Fee Simple
14.084		21515086	Fort Worth Hampton Inn				Fee Simple
14.085		21515086	Bloomington Courtyard				Fee Simple
14.086		21515086	Fargo Comfort Suites				Fee Simple
14.087		21515086	Findlay Fairfield Inn & Suites				Fee Simple
14.088		21515086	Stevens Point Fairfield Inn & Suites				Fee Simple
14.089		21515086	Quincy Fairfield Inn & Suites				Fee Simple
14.090		21515086	Findlay Hampton Inn				Fee Simple
14.091		21515086	Forsyth Fairfield Inn				Fee Simple
14.092		21515086	Muncie Fairfield Inn				Fee Simple
14.093		21515086	Bismarck South Fairfield Inn & Suites				Fee Simple
14.094		21515086	Lee’s Summit Fairfield Inn & Suites				Fee Simple
14.095		21515086	Norman Fairfield Inn & Suites				Fee Simple
14.096		21515086	Dallas I-635 Fairfield Inn & Suites (Park Central)				Fee Simple
14.097		21515086	Council Bluffs Fairfield Inn & Suites				Fee Simple
14.098		21515086	Terre Haute Fairfield Inn & Suites				Fee Simple
14.099		21515086	Waco Fairfield Inn & Suites				Fee Simple
14.100		21515086	Champaign Fairfield Inn & Suites				Leasehold
14.101		21515086	Houston Brookhollow TownePlace Suites				Fee Simple
14.102		21515086	Corpus Christi Fairfield Inn & Suites				Fee Simple
14.103		21515086	Fargo Fairfield Inn & Suites				Fee Simple
14.104		21515086	Galesburg Fairfield Inn & Suites				Fee Simple
14.105		21515086	Abilene Fairfield Inn & Suites				Fee Simple
14.106		21515086	Billings Fairfield Inn & Suites				Fee Simple
14.107		21515086	Peru Fairfield Inn & Suites				Fee Simple
14.108		21515086	Mesquite Fairfield Inn & Suites				Leasehold
14.109		21515086	San Angelo Hampton Inn				Fee Simple
14.110		21515086	Bismarck North Fairfield Inn & Suites				Fee Simple
14.111		21515086	Willowbrook Hampton Inn				Fee Simple
14.112		21515086	Toledo Country Inn & Suites				Fee Simple
14.113		21515086	Dubuque Fairfield Inn				Fee Simple
14.114		21515086	Kankakee Fairfield Inn				Fee Simple
14.115		21515086	Canton Fairfield Inn & Suites				Fee Simple
14.116		21515086	Westchase Fairfield Inn & Suites				Fee Simple
14.117		21515086	Lima Fairfield Inn				Fee Simple
14.118		21515086	Owatonna Country Inn & Suites				Fee Simple
14.119		21515086	Saginaw Fairfield Inn				Fee Simple
14.120		21515086	Youngstown Hampton Inn				Fee Simple
14.121		21515086	Longview Fairfield Inn & Suites				Fee Simple
14.122		21515086	Middletown Fairfield Inn				Fee Simple
14.123		21515086	Mishawaka Best Western Plus				Fee Simple
14.124		21515086	Tyler Fairfield Inn & Suites				Fee Simple
14.125		21515086	Stafford Hampton Inn				Fee Simple
14.126		21515086	Lincoln Fairfield Inn & Suites				Fee Simple
14.127		21515086	Saginaw Comfort Suites				Fee Simple
14.128		21515086	Humble Fairfield Inn & Suites				Fee Simple
14.129		21515086	Corpus Christi Country Inn & Suites				Fee Simple
14.130		21515086	Youngstown Fairfield Inn & Suites				Fee Simple
14.131		21515086	Stillwater Fairfield Inn & Suites				Fee Simple
14.132		21515086	Quail Springs Fairfield Inn & Suites				Fee Simple
14.133		21515086	Temple Fairfield Inn & Suites				Fee Simple
14.134		21515086	Topeka Fairfield Inn				Fee Simple
14.135		21515086	Lincoln Comfort Suites				Fee Simple
14.136		21515086	Wichita Comfort Inn				Fee Simple
14.137		21515086	Bloomington Comfort Suites				Fee Simple
14.138		21515086	Grand Forks Fairfield Inn				Fee Simple
15		22052527	Doral Plaza	0.0050%	0.030000%	Actual/360	Fee Simple and Leasehold	NAP	GSMC	GSMC	Brian Schmier	No	$36,812	$12,271	$26,747	$7,018	$0	$1,218
16		22052882	Rutherford Commons	0.0050%	0.010000%	Actual/360	Leasehold	NAP	GSMC	GSMC	Urban Edge Properties LP	No	$0	$0	$0	$0	$0	$0
17		22351279	Alexandria Moulding Portfolio	0.0050%	0.030000%	Actual/360		NAP	GSMC	GSMC	AG Net Lease III (SO) Corp. and AG Net Lease III Corp.	Yes	$0	$0	$0	$0	$0	$0
17.01		22351279	Alexandria Moulding La Porte IN				Fee Simple
17.02		22351279	Alexandria Moulding Moxee WA				Fee Simple
18		22350847	Anytime Self Storage Portfolio	0.0050%	0.000000%	Actual/360		NAP	GSMC	GSMC	David A. Jarvie and Brian Weisman	No	$178,911	$24,473	$0	$0	$0	$7,329
18.01		22350847	2100 West Baseline Avenue				Fee Simple
18.02		22350847	1751 East Benson Highway				Fee Simple
18.03		22350847	101 South Taylor Avenue				Fee Simple
18.04		22350847	7340 East Benson Highway				Fee Simple
18.05		22350847	556 East Frank Way				Fee Simple
18.06		22350847	3055 North 30th Avenue				Fee Simple
18.07		22350847	11139 East Apache Trail				Fee Simple
18.08		22350847	1155 East Irvington Road				Fee Simple
18.09		22350847	5600 South 12th Avenue				Fee Simple
18.10		22350847	508 North Grant Street				Fee Simple
19	6	22558058	Two Democracy	0.0050%	0.000000%	Actual/360	Leasehold	NAP	GSMC	GSMC	Second Rock Spring Park, LLC	Yes	$383,084	$63,847	$0	$0	$0	$5,732
20	11	21671833	801 Broadway	0.0050%	0.020000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Barbara L. Schowalter	No	$88,228	$17,646	$3,570	$1,785	$0	$2,293
21		22052526	357 Flatbush	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Benjamin R. Bernstein and Benjamin B. Stokes	No	$0	$0	$0	$0	$0	$272
22		22575339	North Park Apartments	0.0050%	0.040000%	Actual/360	Fee Simple	NAP	GSBI	GSMC	Clear Sky Capital LLC and Marcus Kurschat, Co-Trustee of the MJ3K Trust dated May 23, 2012	No	$36,323	$12,108	$0	$6,943	$0	$4,800
23		22351284	TGAAR Tower	0.0050%	0.040000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	David L. Long and Peggy L. Long	No	$13,831	$6,916	$0	$0	$0	$0
24		22456465	Chase Retail Center	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Nadyrshah “Nick” Dhanani	No	$28,588	$14,294	$3,830	$1,915	$0	$707
25	12	22052200	Cross County Shopping Center	0.0050%	0.040000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Martin Osher and Irving Osher	No	$0	$6,761	$0	$0	$0	$848
26		22003540	RiNo Self Storage	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Harvey L Saipe	No	$124,131	$16,240	$10,922	$1,214	$0	$0
27		25575372	Fresh Thyme Kirkwood	0.0025%	0.070000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Matthias D. Renner and Benjamin J. Phillips	No	$0	$0	$0	$0	$0	$0
28	13	22565643	Parkway Tower	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Hayman Holdings, LLC	No	$38,517	$7,703	$0	$0	$0	$1,010
29	14	22551593	Holiday Inn Express Columbus	0.0025%	0.070000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Darren Phillips	No	$39,441	$7,888	$23,189	$1,932	$0	$8,392
30		22052202	Century Industrial Center	0.0050%	0.040000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Michael J. Schau	No	$18,272	$18,272	$0	$0	$0	$0
31	15	21671831	Camp Creek	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Daniel P. York and William H. McCall, Jr.	No	$54,702	$4,007	$29,167	$4,167	$0	$167
32		22565646	ESA Fort Worth Medical Center	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Alan Kanders	No	$15,739	$7,869	$3,357	$1,678	$0	See Footnote
33		22565647	ESA Indianapolis Airport	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Alan Kanders	No	$36,548	$9,137	$3,692	$1,846	$0	See Footnote
34		22565644	ESA Cincinnati Blue Ash Reagan HIG	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Alan Kanders	No	$8,502	$4,251	$3,096	$1,548	$0	See Footnote
35		22565645	ESA Dallas Vantage Point Drive	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Alan Kanders	No	$17,379	$8,690	$5,617	$2,808	$0	See Footnote
36	16	22052199	Monte Industrial	0.0050%	0.040000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Martin Osher and Irving Osher	No	$0	$2,560	$0	$0	$0	$250
37		22565648	ESA Indianapolis Northwest College	0.0050%	0.000000%	Actual/360	Fee Simple	NAP	GSMC	GSMC	Alan Kanders	No	$14,268	$3,567	$3,000	$1,500	$0	See Footnote

GS9
Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Replacement Reserve Caps ($)	Upfront TI/LC Reserve ($)	Ongoing TI/LC Reserve ($)	TI/LC Caps ($)	Upfront Debt Service Reserve ($)	Ongoing Debt Service Reserve ($)	Upfront Deferred Maintenance Reserve ($)	Ongoing Deferred Maintenance Reserve ($)	Upfront Environmental Reserve ($)	Ongoing Environmental Reserve ($)	Upfront Other Reserve ($)	Ongoing Other Reserve ($)
1		21769944	Marina Heights State Farm	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
2	3, 4	22048227	Apple Campus 3	$0	$2,979,839	$0	$0	$0	$0	$0	$0	$0	$0	$42,800,076	$0
3	4, 5, 6	22575337	Twelve Oaks Mall	$274,500	$0	$0	$1,647,000	$0	$0	$0	$0	$0	$0	$4,627,403	$0
4	7	22565649	ESA Portfolio	$0	$0	$0	$0	$0	$0	$220,075	$0	$0	$0	$0	$0
4.01		22565649	ESA Fort Wayne South
4.02		22565649	ESA Lexington Nicholasville Road
4.03		22565649	ESA Indianapolis Northwest I 465
4.04		22565649	ESA Dayton North
4.05		22565649	ESA Indianapolis Airport West Southern Avenue
4.06		22565649	ESA Dallas Greenville Avenue
4.07		22565649	ESA Waco Woodway
4.08		22565649	ESA Fort Worth Fossil Creek
4.09		22565649	ESA El Paso Airport
4.10		22565649	ESA Cincinnati Blue Ash Kenwood Road
4.11		22565649	ESA Fort Worth City View
4.12		22565649	ESA Dallas Plano Parkway
4.13		22565649	ESA Cincinnati Blue Ash Reed Hartman
4.14		22565649	ESA Dayton South
4.15		22565649	ESA Lexington Tates Creek
4.16		22565649	ESA Dayton Fairborn
4.17		22565649	ESA Fort Worth Southwest
4.18		22565649	ESA Fort Wayne North
4.19		22565649	ESA El Paso West
4.20		22565649	ESA Dallas Plano Parkway Medical Center
5	6	22575939	U.S. Industrial Portfolio	$540,238	$0	$0	$2,025,894	$0	$0	$0	$0	$0	$0	$361,809	$0
5.01		22575939	DialogDirect
5.02		22575939	JIT Packaging
5.03		22575939	Markel
5.04		22575939	Dedicated Logistics
5.05		22575939	Wilbert
5.06		22575939	Matandy Steel
5.07		22575939	Landmark Plastics
5.08		22575939	Rohrer Corporation (OH)
5.09		22575939	Rohrer Corporation (IL)
5.10		22575939	Rohrer Corporation (GA)
5.11		22575939	AAP Metals
6		21743853	Brunswick Commons	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
7		2236378	Pin Oak North Medical Office	$0	$0	$29,294	$1,054,584	$0	$0	$0	$0	$0	$0	$0	$0
8		22450372	Sola Apartments	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
9	4, 8	21604021	Worldwide Plaza	$2,500,000	$0	$0	$10,000,000	$0	$0	$0	$0	$0	$0	$0	$0
10		19511323	90 Fifth Avenue	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$5,352,756	$0
11	9	21515092	Bass Pro & Cabela’s Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
11.01		21515092	Cabela’s Rogers
11.02		21515092	Cabela’s Lone Tree
11.03		21515092	Bass Pro San Antonio
11.04		21515092	Cabela’s Allen
11.05		21515092	Cabela’s Lehi
11.06		21515092	Bass Pro Tampa
11.07		21515092	Cabela’s Hammond
11.08		21515092	Bass Pro Round Rock
11.09		21515092	Cabela’s Fort Mill
11.10		21515092	Cabela’s Wichita
11.11		21515092	Cabela’s Owatonna
11.12		21515092	Cabela’s Centerville
11.13		21515092	Cabela’s Huntsville
11.14		21515092	Bass Pro Port St. Lucie
11.15		21515092	Cabela’s Waco
11.16		21515092	Cabela’s East Grand Forks
12		22351283	Tetra Technologies	$0	$0	$12,744	$0	$0	$0	$0	$0	$0	$0	$0	$0
13	10	21656773	Esperanza	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
14	4	21515086	Starwood Lodging Hotel Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$34,240,000	$492,981
14.001		21515086	Hilton Garden Inn Glastonbury
14.002		21515086	Sheraton Hotel Woodbury
14.003		21515086	DoubleTree Holland
14.004		21515086	Lexington Residence Inn
14.005		21515086	Residence Inn Mystic Groton
14.006		21515086	Lexington Courtyard
14.007		21515086	Residence Inn Baton Rouge
14.008		21515086	TownePlace Suites Boise Downtown
14.009		21515086	San Bernardino Hampton Inn & Suites
14.010		21515086	Fairfield Inn and Suites Reno Sparks
14.011		21515086	Kalamazoo-Portage Courtyard
14.012		21515086	Bismarck Residence Inn
14.013		21515086	Residence Inn Southington
14.014		21515086	Bloomington Fairfield Inn & Suites
14.015		21515086	Montgomeryville Staybridge Suites
14.016		21515086	TownePlace Suites Pocatello
14.017		21515086	Rockford Residence Inn
14.018		21515086	Residence Inn Danbury
14.019		21515086	Westminster Hampton Inn
14.020		21515086	Appleton Residence Inn
14.021		21515086	Quantico Courtyard
14.022		21515086	El Paso Staybridge Suites
14.023		21515086	Fargo Residence Inn
14.024		21515086	Langhorne SpringHill Suites
14.025		21515086	Fairfield Inn and Suites Bethlehem
14.026		21515086	Mendota Heights Fairfield Inn & Suites
14.027		21515086	Residence Inn Albuquerque
14.028		21515086	Residence Inn Kansas City Olathe
14.029		21515086	Residence Inn Monroe
14.030		21515086	Residence Inn San Antonio North Stone Oak
14.031		21515086	Amarillo Residence Inn
14.032		21515086	TownePlace Suites Scranton
14.033		21515086	SpringHill Suites Waterford
14.034		21515086	Madison Residence Inn
14.035		21515086	Peoria, IL Residence Inn
14.036		21515086	Lafayette Fairfield Inn & Suites
14.037		21515086	Eden Prairie Fairfield Inn & Suites
14.038		21515086	Tinley Park Fairfield Inn & Suites
14.039		21515086	St. Joseph Hampton Inn
14.040		21515086	Burnsville Hampton Inn
14.041		21515086	Peoria, IL Courtyard
14.042		21515086	Champaign Courtyard
14.043		21515086	Springfield Courtyard
14.044		21515086	Akron Courtyard
14.045		21515086	El Paso Holiday Inn Express & Suites
14.046		21515086	Memphis SpringHill Suites
14.047		21515086	Tinley Park Hampton Inn
14.048		21515086	Phoenix TownePlace Suites
14.049		21515086	Woodbury Hampton Inn
14.050		21515086	Colorado Springs Fairfield Inn

GS9
Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Replacement Reserve Caps ($)	Upfront TI/LC Reserve ($)	Ongoing TI/LC Reserve ($)	TI/LC Caps ($)	Upfront Debt Service Reserve ($)	Ongoing Debt Service Reserve ($)	Upfront Deferred Maintenance Reserve ($)	Ongoing Deferred Maintenance Reserve ($)	Upfront Environmental Reserve ($)	Ongoing Environmental Reserve ($)	Upfront Other Reserve ($)	Ongoing Other Reserve ($)
14.051		21515086	Wichita Falls Hampton Inn
14.052		21515086	Zanesville Hampton Inn
14.053		21515086	Holland Fairfield Inn & Suites
14.054		21515086	Lubbock Hampton Inn
14.055		21515086	Phoenix SpringHill Suites
14.056		21515086	Lewisville Residence Inn
14.057		21515086	Battle Creek Hampton Inn
14.058		21515086	Courtyard Scranton
14.059		21515086	Springfield Fairfield Inn & Suites
14.060		21515086	Branson Fairfield Inn & Suites
14.061		21515086	Toledo Fairfield Inn & Suites
14.062		21515086	Corpus Christi Residence Inn
14.063		21515086	Columbus Homewood Suites
14.064		21515086	Houston Brookhollow SpringHill Suites
14.065		21515086	Residence Inn Fort Smith
14.066		21515086	Joliet Fairfield Inn & Suites North
14.067		21515086	Plano Fairfield Inn & Suites
14.068		21515086	Topeka Residence Inn
14.069		21515086	Bedford TownePlace Suites
14.070		21515086	Wichita Hampton Inn
14.071		21515086	Holiday Inn Express Malvern
14.072		21515086	Greeley Fairfield Inn & Suites
14.073		21515086	Amarillo Fairfield Inn & Suites
14.074		21515086	Dallas Homewood Suites
14.075		21515086	Oshkosh Fairfield Inn & Suites
14.076		21515086	Burnsville Fairfield Inn & Suites
14.077		21515086	Willowbrook Homewood Suites
14.078		21515086	Memphis Fairfield Inn & Suites
14.079		21515086	Mansfield Hampton Inn
14.080		21515086	Lubbock Fairfield Inn & Suites
14.081		21515086	Mishawaka Fairfield Inn & Suites
14.082		21515086	Abilene Hampton Inn
14.083		21515086	Akron Hampton Inn
14.084		21515086	Fort Worth Hampton Inn
14.085		21515086	Bloomington Courtyard
14.086		21515086	Fargo Comfort Suites
14.087		21515086	Findlay Fairfield Inn & Suites
14.088		21515086	Stevens Point Fairfield Inn & Suites
14.089		21515086	Quincy Fairfield Inn & Suites
14.090		21515086	Findlay Hampton Inn
14.091		21515086	Forsyth Fairfield Inn
14.092		21515086	Muncie Fairfield Inn
14.093		21515086	Bismarck South Fairfield Inn & Suites
14.094		21515086	Lee’s Summit Fairfield Inn & Suites
14.095		21515086	Norman Fairfield Inn & Suites
14.096		21515086	Dallas I-635 Fairfield Inn & Suites (Park Central)
14.097		21515086	Council Bluffs Fairfield Inn & Suites
14.098		21515086	Terre Haute Fairfield Inn & Suites
14.099		21515086	Waco Fairfield Inn & Suites
14.100		21515086	Champaign Fairfield Inn & Suites
14.101		21515086	Houston Brookhollow TownePlace Suites
14.102		21515086	Corpus Christi Fairfield Inn & Suites
14.103		21515086	Fargo Fairfield Inn & Suites
14.104		21515086	Galesburg Fairfield Inn & Suites
14.105		21515086	Abilene Fairfield Inn & Suites
14.106		21515086	Billings Fairfield Inn & Suites
14.107		21515086	Peru Fairfield Inn & Suites
14.108		21515086	Mesquite Fairfield Inn & Suites
14.109		21515086	San Angelo Hampton Inn
14.110		21515086	Bismarck North Fairfield Inn & Suites
14.111		21515086	Willowbrook Hampton Inn
14.112		21515086	Toledo Country Inn & Suites
14.113		21515086	Dubuque Fairfield Inn
14.114		21515086	Kankakee Fairfield Inn
14.115		21515086	Canton Fairfield Inn & Suites
14.116		21515086	Westchase Fairfield Inn & Suites
14.117		21515086	Lima Fairfield Inn
14.118		21515086	Owatonna Country Inn & Suites
14.119		21515086	Saginaw Fairfield Inn
14.120		21515086	Youngstown Hampton Inn
14.121		21515086	Longview Fairfield Inn & Suites
14.122		21515086	Middletown Fairfield Inn
14.123		21515086	Mishawaka Best Western Plus
14.124		21515086	Tyler Fairfield Inn & Suites
14.125		21515086	Stafford Hampton Inn
14.126		21515086	Lincoln Fairfield Inn & Suites
14.127		21515086	Saginaw Comfort Suites
14.128		21515086	Humble Fairfield Inn & Suites
14.129		21515086	Corpus Christi Country Inn & Suites
14.130		21515086	Youngstown Fairfield Inn & Suites
14.131		21515086	Stillwater Fairfield Inn & Suites
14.132		21515086	Quail Springs Fairfield Inn & Suites
14.133		21515086	Temple Fairfield Inn & Suites
14.134		21515086	Topeka Fairfield Inn
14.135		21515086	Lincoln Comfort Suites
14.136		21515086	Wichita Comfort Inn
14.137		21515086	Bloomington Comfort Suites
14.138		21515086	Grand Forks Fairfield Inn
15		22052527	Doral Plaza	$73,092	$0	$8,333	$400,000	$0	$0	$424,600	$0	$0	$0	$0	$0
16		22052882	Rutherford Commons	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
17		22351279	Alexandria Moulding Portfolio	$148,374	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
17.01		22351279	Alexandria Moulding La Porte IN
17.02		22351279	Alexandria Moulding Moxee WA
18		22350847	Anytime Self Storage Portfolio	$0	$0	$0	$0	$0	$0	$91,080	$0	$0	$0	$0	$0
18.01		22350847	2100 West Baseline Avenue
18.02		22350847	1751 East Benson Highway
18.03		22350847	101 South Taylor Avenue
18.04		22350847	7340 East Benson Highway
18.05		22350847	556 East Frank Way
18.06		22350847	3055 North 30th Avenue
18.07		22350847	11139 East Apache Trail
18.08		22350847	1155 East Irvington Road
18.09		22350847	5600 South 12th Avenue
18.10		22350847	508 North Grant Street
19	6	22558058	Two Democracy	$0	$0	$45,856	$0	$0	$0	$0	$0	$0	$0	$143,760	$71,880
20	11	21671833	801 Broadway	$50,000	$500,000	$0	$500,000	$0	$0	$0	$0	$0	$0	$18,924	$0
21		22052526	357 Flatbush	$9,762	$0	$1,270	$0	$0	$0	$0	$0	$0	$0	$1,583,853	$0
22		22575339	North Park Apartments	$0	$0	$0	$0	$0	$0	$122,430	$0	$0	$0	$0	$0
23		22351284	TGAAR Tower	$0	$200,000	$0	$400,000	$0	$0	$25,800	$0	$0	$0	$21,929	$0
24		22456465	Chase Retail Center	$0	$0	$5,833	$350,000	$0	$0	$0	$0	$0	$0	$25,742	$0
25	12	22052200	Cross County Shopping Center	$0	$300,000	$0	$300,000	$0	$0	$0	$0	$44,000	$0	$0	$0
26		22003540	RiNo Self Storage	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
27		25575372	Fresh Thyme Kirkwood	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
28	13	22565643	Parkway Tower	$48,480	$200,000	$0	$200,000	$0	$0	$0	$0	$0	$0	$41,635	$0
29	14	22551593	Holiday Inn Express Columbus	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
30		22052202	Century Industrial Center	$0	$0	$10,425	$200,000	$0	$0	$2,200	$0	$0	$0	$4,901	$0
31	15	21671831	Camp Creek	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
32		22565646	ESA Fort Worth Medical Center	$0	$0	$0	$0	$0	$0	$735	$0	$0	$0	$0	$0
33		22565647	ESA Indianapolis Airport	$0	$0	$0	$0	$0	$0	$1,575	$0	$0	$0	$0	$0
34		22565644	ESA Cincinnati Blue Ash Reagan HIG	$0	$0	$0	$0	$0	$0	$29,663	$0	$0	$0	$0	$0
35		22565645	ESA Dallas Vantage Point Drive	$0	$0	$0	$0	$0	$0	$210	$0	$0	$0	$0	$0
36	16	22052199	Monte Industrial	$0	$100,000	$0	$100,000	$0	$0	$62,304	$0	$0	$0	$0	$0
37		22565648	ESA Indianapolis Northwest College	$0	$0	$0	$0	$0	$0	$9,822	$0	$0	$0	$0	$0

GS9
Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Other Reserve Description	Grace Period- Default	Grace Period- Late Fee	Cash Management	Lockbox	General Property Type	Prepayment Provision (2)	Interest Accrual Method	Units, Rooms, Sq Ft	Unit Description
1		21769944	Marina Heights State Farm		0	0	Springing	Hard	Office	Lockout/11_>YM or 1%/102_0%/7	Actual/360	2,031,293	sf
2	3, 4	22048227	Apple Campus 3	Rent Concession Reserve ($42,706,326), Punchlist Reserve ($93,750)	0	0	In Place	Hard	Office	Lockout/26_Defeasance/87_0%/7	Actual/360	882,657	sf
3	4, 5, 6	22575337	Twelve Oaks Mall	Unfunded Obligations Reserve	0	0	Springing	Hard	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	716,771	sf
4	7	22565649	ESA Portfolio		0	0	Springing	Hard		Lockout/24_Defeasance/89_0%/7	Actual/360	1,949	Rooms
4.01		22565649	ESA Fort Wayne South						Hospitality			101	Rooms
4.02		22565649	ESA Lexington Nicholasville Road						Hospitality			126	Rooms
4.03		22565649	ESA Indianapolis Northwest I 465						Hospitality			139	Rooms
4.04		22565649	ESA Dayton North						Hospitality			104	Rooms
4.05		22565649	ESA Indianapolis Airport West Southern Avenue						Hospitality			121	Rooms
4.06		22565649	ESA Dallas Greenville Avenue						Hospitality			116	Rooms
4.07		22565649	ESA Waco Woodway						Hospitality			95	Rooms
4.08		22565649	ESA Fort Worth Fossil Creek						Hospitality			85	Rooms
4.09		22565649	ESA El Paso Airport						Hospitality			120	Rooms
4.10		22565649	ESA Cincinnati Blue Ash Kenwood Road						Hospitality			133	Rooms
4.11		22565649	ESA Fort Worth City View						Hospitality			104	Rooms
4.12		22565649	ESA Dallas Plano Parkway						Hospitality			97	Rooms
4.13		22565649	ESA Cincinnati Blue Ash Reed Hartman						Hospitality			101	Rooms
4.14		22565649	ESA Dayton South						Hospitality			72	Rooms
4.15		22565649	ESA Lexington Tates Creek						Hospitality			72	Rooms
4.16		22565649	ESA Dayton Fairborn						Hospitality			72	Rooms
4.17		22565649	ESA Fort Worth Southwest						Hospitality			73	Rooms
4.18		22565649	ESA Fort Wayne North						Hospitality			72	Rooms
4.19		22565649	ESA El Paso West						Hospitality			73	Rooms
4.20		22565649	ESA Dallas Plano Parkway Medical Center						Hospitality			73	Rooms
5	6	22575939	U.S. Industrial Portfolio	Unfunded Obligations Reserve	0	3	Springing	Hard		Lockout/24_Defeasance/92_0%/4	Actual/360	2,701,192	sf
5.01		22575939	DialogDirect						Industrial			578,050	sf
5.02		22575939	JIT Packaging						Industrial			443,103	sf
5.03		22575939	Markel						Industrial			167,666	sf
5.04		22575939	Dedicated Logistics						Industrial			355,185	sf
5.05		22575939	Wilbert						Industrial			296,876	sf
5.06		22575939	Matandy Steel						Industrial			174,170	sf
5.07		22575939	Landmark Plastics						Industrial			212,000	sf
5.08		22575939	Rohrer Corporation (OH)						Industrial			169,000	sf
5.09		22575939	Rohrer Corporation (IL)						Industrial			90,000	sf
5.10		22575939	Rohrer Corporation (GA)						Industrial			117,215	sf
5.11		22575939	AAP Metals						Industrial			97,927	sf
6		21743853	Brunswick Commons		0	0	Springing	Hard	Retail	Lockout/27_Defeasance/89_0%/4	Actual/360	427,267	sf
7		2236378	Pin Oak North Medical Office		0	0	In Place	Hard	Office	Lockout/25_Defeasance/90_0%/5	Actual/360	351,528	sf
8		22450372	Sola Apartments		0	0	Springing	Soft	Multifamily	Lockout/25_Defeasance/90_0%/5	Actual/360	330	Units
9	4, 8	21604021	Worldwide Plaza		0	0	Springing	Office: Hard / Amenities: Springing	Office	Lockout/28_Defeasance/87_0%/5	Actual/360	2,049,553	sf
10		19511323	90 Fifth Avenue	Unfunded Obligations Reserve	0	0	Springing	Hard	Mixed Use	Lockout/32_Defeasance/83_0%/5	Actual/360	139,921	sf
11	9	21515092	Bass Pro & Cabela’s Portfolio		0	10 days grace, two times during the term of the loan, other than the payment due on the Maturity Date	Springing	Hard		Lockout/24_>YM or 1%/5_Defeasance or >YM or 1%/84_0%/7	Actual/360	1,896,527	sf
11.01		21515092	Cabela’s Rogers						Retail			186,379	sf
11.02		21515092	Cabela’s Lone Tree						Retail			108,077	sf
11.03		21515092	Bass Pro San Antonio						Retail			184,656	sf
11.04		21515092	Cabela’s Allen						Retail			107,329	sf
11.05		21515092	Cabela’s Lehi						Retail			169,713	sf
11.06		21515092	Bass Pro Tampa						Retail			132,734	sf
11.07		21515092	Cabela’s Hammond						Retail			188,745	sf
11.08		21515092	Bass Pro Round Rock						Retail			120,763	sf
11.09		21515092	Cabela’s Fort Mill						Retail			104,476	sf
11.10		21515092	Cabela’s Wichita						Retail			80,699	sf
11.11		21515092	Cabela’s Owatonna						Retail			161,987	sf
11.12		21515092	Cabela’s Centerville						Retail			71,872	sf
11.13		21515092	Cabela’s Huntsville						Retail			82,443	sf
11.14		21515092	Bass Pro Port St. Lucie						Retail			86,637	sf
11.15		21515092	Cabela’s Waco						Retail			43,263	sf
11.16		21515092	Cabela’s East Grand Forks						Retail			66,754	sf
12		22351283	Tetra Technologies		0	0	In Place	Hard	Office	Lockout/11_>YM or 1%/104_0%/5	Actual/360	152,933	sf
13	10	21656773	Esperanza		0	0	In Place	Hard	Hospitality	Lockout/28_Defeasance/88_0%/4	Actual/360	53	Rooms
14	4	21515086	Starwood Lodging Hotel Portfolio	PIP Reserve	0	0	Springing	Soft Springing Hard		Lockout/12_>YM or 1%/17_Defeasance or >YM or 1%/26_0%/5	Actual/360	10,576	Rooms
14.001		21515086	Hilton Garden Inn Glastonbury						Hospitality			150	Rooms
14.002		21515086	Sheraton Hotel Woodbury						Hospitality			150	Rooms
14.003		21515086	DoubleTree Holland						Hospitality			168	Rooms
14.004		21515086	Lexington Residence Inn						Hospitality			104	Rooms
14.005		21515086	Residence Inn Mystic Groton						Hospitality			133	Rooms
14.006		21515086	Lexington Courtyard						Hospitality			103	Rooms
14.007		21515086	Residence Inn Baton Rouge						Hospitality			93	Rooms
14.008		21515086	TownePlace Suites Boise Downtown						Hospitality			121	Rooms
14.009		21515086	San Bernardino Hampton Inn & Suites						Hospitality			114	Rooms
14.010		21515086	Fairfield Inn and Suites Reno Sparks						Hospitality			88	Rooms
14.011		21515086	Kalamazoo-Portage Courtyard						Hospitality			90	Rooms
14.012		21515086	Bismarck Residence Inn						Hospitality			92	Rooms
14.013		21515086	Residence Inn Southington						Hospitality			94	Rooms
14.014		21515086	Bloomington Fairfield Inn & Suites						Hospitality			129	Rooms
14.015		21515086	Montgomeryville Staybridge Suites						Hospitality			105	Rooms
14.016		21515086	TownePlace Suites Pocatello						Hospitality			93	Rooms
14.017		21515086	Rockford Residence Inn						Hospitality			94	Rooms
14.018		21515086	Residence Inn Danbury						Hospitality			78	Rooms
14.019		21515086	Westminster Hampton Inn						Hospitality			106	Rooms
14.020		21515086	Appleton Residence Inn						Hospitality			66	Rooms
14.021		21515086	Quantico Courtyard						Hospitality			98	Rooms
14.022		21515086	El Paso Staybridge Suites						Hospitality			109	Rooms
14.023		21515086	Fargo Residence Inn						Hospitality			92	Rooms
14.024		21515086	Langhorne SpringHill Suites						Hospitality			91	Rooms
14.025		21515086	Fairfield Inn and Suites Bethlehem						Hospitality			103	Rooms
14.026		21515086	Mendota Heights Fairfield Inn & Suites						Hospitality			118	Rooms
14.027		21515086	Residence Inn Albuquerque						Hospitality			90	Rooms
14.028		21515086	Residence Inn Kansas City Olathe						Hospitality			90	Rooms
14.029		21515086	Residence Inn Monroe						Hospitality			66	Rooms
14.030		21515086	Residence Inn San Antonio North Stone Oak						Hospitality			88	Rooms
14.031		21515086	Amarillo Residence Inn						Hospitality			78	Rooms
14.032		21515086	TownePlace Suites Scranton						Hospitality			110	Rooms
14.033		21515086	SpringHill Suites Waterford						Hospitality			80	Rooms
14.034		21515086	Madison Residence Inn						Hospitality			66	Rooms
14.035		21515086	Peoria, IL Residence Inn						Hospitality			66	Rooms
14.036		21515086	Lafayette Fairfield Inn & Suites						Hospitality			78	Rooms
14.037		21515086	Eden Prairie Fairfield Inn & Suites						Hospitality			90	Rooms
14.038		21515086	Tinley Park Fairfield Inn & Suites						Hospitality			62	Rooms
14.039		21515086	St. Joseph Hampton Inn						Hospitality			59	Rooms
14.040		21515086	Burnsville Hampton Inn						Hospitality			79	Rooms
14.041		21515086	Peoria, IL Courtyard						Hospitality			78	Rooms
14.042		21515086	Champaign Courtyard						Hospitality			78	Rooms
14.043		21515086	Springfield Courtyard						Hospitality			78	Rooms
14.044		21515086	Akron Courtyard						Hospitality			78	Rooms
14.045		21515086	El Paso Holiday Inn Express & Suites						Hospitality			102	Rooms
14.046		21515086	Memphis SpringHill Suites						Hospitality			79	Rooms
14.047		21515086	Tinley Park Hampton Inn						Hospitality			63	Rooms
14.048		21515086	Phoenix TownePlace Suites						Hospitality			93	Rooms
14.049		21515086	Woodbury Hampton Inn						Hospitality			63	Rooms
14.050		21515086	Colorado Springs Fairfield Inn						Hospitality			65	Rooms

GS9
Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Other Reserve Description	Grace Period- Default	Grace Period- Late Fee	Cash Management	Lockbox	General Property Type	Prepayment Provision (2)	Interest Accrual Method	Units, Rooms, Sq Ft	Unit Description
14.051		21515086	Wichita Falls Hampton Inn						Hospitality			74	Rooms
14.052		21515086	Zanesville Hampton Inn						Hospitality			63	Rooms
14.053		21515086	Holland Fairfield Inn & Suites						Hospitality			62	Rooms
14.054		21515086	Lubbock Hampton Inn						Hospitality			80	Rooms
14.055		21515086	Phoenix SpringHill Suites						Hospitality			81	Rooms
14.056		21515086	Lewisville Residence Inn						Hospitality			72	Rooms
14.057		21515086	Battle Creek Hampton Inn						Hospitality			63	Rooms
14.058		21515086	Courtyard Scranton						Hospitality			120	Rooms
14.059		21515086	Springfield Fairfield Inn & Suites						Hospitality			60	Rooms
14.060		21515086	Branson Fairfield Inn & Suites						Hospitality			96	Rooms
14.061		21515086	Toledo Fairfield Inn & Suites						Hospitality			62	Rooms
14.062		21515086	Corpus Christi Residence Inn						Hospitality			66	Rooms
14.063		21515086	Columbus Homewood Suites						Hospitality			66	Rooms
14.064		21515086	Houston Brookhollow SpringHill Suites						Hospitality			79	Rooms
14.065		21515086	Residence Inn Fort Smith						Hospitality			78	Rooms
14.066		21515086	Joliet Fairfield Inn & Suites North						Hospitality			60	Rooms
14.067		21515086	Plano Fairfield Inn & Suites						Hospitality			99	Rooms
14.068		21515086	Topeka Residence Inn						Hospitality			66	Rooms
14.069		21515086	Bedford TownePlace Suites						Hospitality			85	Rooms
14.070		21515086	Wichita Hampton Inn						Hospitality			80	Rooms
14.071		21515086	Holiday Inn Express Malvern						Hospitality			88	Rooms
14.072		21515086	Greeley Fairfield Inn & Suites						Hospitality			60	Rooms
14.073		21515086	Amarillo Fairfield Inn & Suites						Hospitality			74	Rooms
14.074		21515086	Dallas Homewood Suites						Hospitality			78	Rooms
14.075		21515086	Oshkosh Fairfield Inn & Suites						Hospitality			54	Rooms
14.076		21515086	Burnsville Fairfield Inn & Suites						Hospitality			61	Rooms
14.077		21515086	Willowbrook Homewood Suites						Hospitality			72	Rooms
14.078		21515086	Memphis Fairfield Inn & Suites						Hospitality			62	Rooms
14.079		21515086	Mansfield Hampton Inn						Hospitality			61	Rooms
14.080		21515086	Lubbock Fairfield Inn & Suites						Hospitality			62	Rooms
14.081		21515086	Mishawaka Fairfield Inn & Suites						Hospitality			60	Rooms
14.082		21515086	Abilene Hampton Inn						Hospitality			63	Rooms
14.083		21515086	Akron Hampton Inn						Hospitality			63	Rooms
14.084		21515086	Fort Worth Hampton Inn						Hospitality			79	Rooms
14.085		21515086	Bloomington Courtyard						Hospitality			78	Rooms
14.086		21515086	Fargo Comfort Suites						Hospitality			82	Rooms
14.087		21515086	Findlay Fairfield Inn & Suites						Hospitality			54	Rooms
14.088		21515086	Stevens Point Fairfield Inn & Suites						Hospitality			60	Rooms
14.089		21515086	Quincy Fairfield Inn & Suites						Hospitality			62	Rooms
14.090		21515086	Findlay Hampton Inn						Hospitality			61	Rooms
14.091		21515086	Forsyth Fairfield Inn						Hospitality			62	Rooms
14.092		21515086	Muncie Fairfield Inn						Hospitality			63	Rooms
14.093		21515086	Bismarck South Fairfield Inn & Suites						Hospitality			61	Rooms
14.094		21515086	Lee’s Summit Fairfield Inn & Suites						Hospitality			54	Rooms
14.095		21515086	Norman Fairfield Inn & Suites						Hospitality			74	Rooms
14.096		21515086	Dallas I-635 Fairfield Inn & Suites (Park Central)						Hospitality			94	Rooms
14.097		21515086	Council Bluffs Fairfield Inn & Suites						Hospitality			60	Rooms
14.098		21515086	Terre Haute Fairfield Inn & Suites						Hospitality			60	Rooms
14.099		21515086	Waco Fairfield Inn & Suites						Hospitality			62	Rooms
14.100		21515086	Champaign Fairfield Inn & Suites						Hospitality			60	Rooms
14.101		21515086	Houston Brookhollow TownePlace Suites						Hospitality			85	Rooms
14.102		21515086	Corpus Christi Fairfield Inn & Suites						Hospitality			66	Rooms
14.103		21515086	Fargo Fairfield Inn & Suites						Hospitality			60	Rooms
14.104		21515086	Galesburg Fairfield Inn & Suites						Hospitality			54	Rooms
14.105		21515086	Abilene Fairfield Inn & Suites						Hospitality			71	Rooms
14.106		21515086	Billings Fairfield Inn & Suites						Hospitality			60	Rooms
14.107		21515086	Peru Fairfield Inn & Suites						Hospitality			62	Rooms
14.108		21515086	Mesquite Fairfield Inn & Suites						Hospitality			80	Rooms
14.109		21515086	San Angelo Hampton Inn						Hospitality			63	Rooms
14.110		21515086	Bismarck North Fairfield Inn & Suites						Hospitality			61	Rooms
14.111		21515086	Willowbrook Hampton Inn						Hospitality			74	Rooms
14.112		21515086	Toledo Country Inn & Suites						Hospitality			62	Rooms
14.113		21515086	Dubuque Fairfield Inn						Hospitality			55	Rooms
14.114		21515086	Kankakee Fairfield Inn						Hospitality			57	Rooms
14.115		21515086	Canton Fairfield Inn & Suites						Hospitality			60	Rooms
14.116		21515086	Westchase Fairfield Inn & Suites						Hospitality			80	Rooms
14.117		21515086	Lima Fairfield Inn						Hospitality			62	Rooms
14.118		21515086	Owatonna Country Inn & Suites						Hospitality			48	Rooms
14.119		21515086	Saginaw Fairfield Inn						Hospitality			76	Rooms
14.120		21515086	Youngstown Hampton Inn						Hospitality			63	Rooms
14.121		21515086	Longview Fairfield Inn & Suites						Hospitality			62	Rooms
14.122		21515086	Middletown Fairfield Inn						Hospitality			57	Rooms
14.123		21515086	Mishawaka Best Western Plus						Hospitality			61	Rooms
14.124		21515086	Tyler Fairfield Inn & Suites						Hospitality			62	Rooms
14.125		21515086	Stafford Hampton Inn						Hospitality			85	Rooms
14.126		21515086	Lincoln Fairfield Inn & Suites						Hospitality			60	Rooms
14.127		21515086	Saginaw Comfort Suites						Hospitality			65	Rooms
14.128		21515086	Humble Fairfield Inn & Suites						Hospitality			62	Rooms
14.129		21515086	Corpus Christi Country Inn & Suites						Hospitality			62	Rooms
14.130		21515086	Youngstown Fairfield Inn & Suites						Hospitality			62	Rooms
14.131		21515086	Stillwater Fairfield Inn & Suites						Hospitality			62	Rooms
14.132		21515086	Quail Springs Fairfield Inn & Suites						Hospitality			62	Rooms
14.133		21515086	Temple Fairfield Inn & Suites						Hospitality			60	Rooms
14.134		21515086	Topeka Fairfield Inn						Hospitality			62	Rooms
14.135		21515086	Lincoln Comfort Suites						Hospitality			59	Rooms
14.136		21515086	Wichita Comfort Inn						Hospitality			57	Rooms
14.137		21515086	Bloomington Comfort Suites						Hospitality			59	Rooms
14.138		21515086	Grand Forks Fairfield Inn						Hospitality			61	Rooms
15		22052527	Doral Plaza		0	0	Springing	Springing	Retail	Lockout/26_Defeasance/87_0%/7	Actual/360	97,456	sf
16		22052882	Rutherford Commons		0	0	Springing	Hard	Retail	Lockout/26_Defeasance/90_0%/4	Actual/360	196,573	sf
17		22351279	Alexandria Moulding Portfolio		0	0	In Place	Hard		Lockout/25_>YM or 1%/88_0%/7	Actual/360	741,870	sf
17.01		22351279	Alexandria Moulding La Porte IN						Industrial			437,000	sf
17.02		22351279	Alexandria Moulding Moxee WA						Industrial			304,870	sf
18		22350847	Anytime Self Storage Portfolio		0	0	Springing	Springing		Lockout/25_Defeasance/91_0%/4	Actual/360	439,722	sf
18.01		22350847	2100 West Baseline Avenue						Self Storage			57,500	sf
18.02		22350847	1751 East Benson Highway						Self Storage			47,225	sf
18.03		22350847	101 South Taylor Avenue						Self Storage			39,520	sf
18.04		22350847	7340 East Benson Highway						Self Storage			85,590	sf
18.05		22350847	556 East Frank Way						Self Storage			40,760	sf
18.06		22350847	3055 North 30th Avenue						Self Storage			47,460	sf
18.07		22350847	11139 East Apache Trail						Self Storage			36,670	sf
18.08		22350847	1155 East Irvington Road						Self Storage			32,222	sf
18.09		22350847	5600 South 12th Avenue						Self Storage			36,100	sf
18.10		22350847	508 North Grant Street						Self Storage			16,675	sf
19	6	22558058	Two Democracy	Ground Rent Reserve	0	0	In Place	Hard	Office	Lockout/24_Defeasance/92_0%/4	Actual/360	275,134	sf
20	11	21671833	801 Broadway	Mercy Health Gap Rent	0	0	Springing	Springing	Office	Lockout/24_>YM or 1%/92_0%/4	Actual/360	137,605	sf
21		22052526	357 Flatbush	Earnout Reserve ($1,000,000), Construction Completion Reserve ($423,829), Unfunded Obligations Reserve ($160,024)	0	0	Springing	Hard	Mixed Use	Lockout/26_Defeasance/89_0%/5	Actual/360	15,240	sf
22		22575339	North Park Apartments		0	0	None	None	Multifamily	Lockout/24_Defeasance/92_0%/4	Actual/360	192	Units
23		22351284	TGAAR Tower	Unfunded Obligations Reserve	0	0	Springing	Springing	Office	Lockout/25_Defeasance/91_0%/4	Actual/360	91,804	sf
24		22456465	Chase Retail Center	Unfunded Obligations Reserve	0	0	Springing	Springing	Retail	Lockout/25_Defeasance/91_0%/4	Actual/360	42,440	sf
25	12	22052200	Cross County Shopping Center		0	0	Springing	Springing	Retail	Lockout/26_Defeasance/90_0%/4	Actual/360	50,857	sf
26		22003540	RiNo Self Storage		0	0	None	None	Self Storage	Lockout/26_Defeasance/90_0%/4	Actual/360	72,292	sf
27		25575372	Fresh Thyme Kirkwood		0	0	Springing	Springing	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	27,956	sf
28	13	22565643	Parkway Tower	Unfunded Obligations Reserve	0	0	Springing	Springing	Office	Lockout/24_>YM or 3%/92_0%/4	Actual/360	48,458	sf
29	14	22551593	Holiday Inn Express Columbus		0	0	Springing	Springing	Hospitality	Lockout/24_Defeasance/92_0%/4	Actual/360	88	Rooms
30		22052202	Century Industrial Center	Unfunded Obligations Reserve	0	0	Springing	Springing	Industrial	Lockout/11_>YM or 1%/105_0%/4	Actual/360	166,807	sf
31	15	21671831	Camp Creek		0	0	Springing	Springing	Retail	Lockout/28_Defeasance/88_0%/4	Actual/360	9,998	sf
32		22565646	ESA Fort Worth Medical Center		0	0	Springing	Hard	Hospitality	Lockout/24_Defeasance/89_0%/7	Actual/360	99	Rooms
33		22565647	ESA Indianapolis Airport		0	0	Springing	Hard	Hospitality	Lockout/24_Defeasance/89_0%/7	Actual/360	107	Rooms
34		22565644	ESA Cincinnati Blue Ash Reagan HIG		0	0	Springing	Hard	Hospitality	Lockout/24_Defeasance/89_0%/7	Actual/360	71	Rooms
35		22565645	ESA Dallas Vantage Point Drive		0	0	Springing	Hard	Hospitality	Lockout/24_Defeasance/89_0%/7	Actual/360	132	Rooms
36	16	22052199	Monte Industrial		0	0	Springing	Springing	Industrial	Lockout/26_Defeasance/90_0%/4	Actual/360	20,000	sf
37		22565648	ESA Indianapolis Northwest College		0	0	Springing	Hard	Hospitality	Lockout/24_Defeasance/89_0%/7	Actual/360	72	Rooms

1	The monthly debt service shown for Mortgage Loans with a partial interest-only period reflects the amount payable after the expiration of the interest-only period.
2	The open period is inclusive of the Maturity Date.
3	The lockout period will be at least 26 payment dates beginning with and including the first payment date of February 2018. For the purpose of this prospectus, the assumed lockout period of 26 payment dates is based on the expected GSMS 2018-GS9 securitization closing date in March 2018. The actual lockout period may be longer.
4	The Mortgage Loan is part of a whole loan structure. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the Mortgage Loan and any related Pari Passu Companion Loans, but excluding any related Subordinate Companion Loans.
5	The Twelve Oaks Mall Whole Loan requires payments of interest and principal sufficient to amortize the loan over a 30-year amortization schedule as set forth on Annex F of this prospectus. The Annual Debt Service is calculated as the sum of the payments due from April 2018 through March 2019 as set forth on Annex F. Monthly Debt Service is calculated as the average of the payments due from April 2018 through March 2019 as set forth on Annex F.
6	The lockout period will be at least 24 payment dates beginning with and including the first payment date of April 2018. For the purpose of this prospectus, the assumed lockout period of 24 payment dates is based on the expected GSMS 2018-GS9 securitization closing date in March 2018. The actual lockout period may be longer.
7	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) 1/12th of 4% of the operating income of the Mortgaged Property for the previous 12 month period as determined on the anniversary of the last day of the calendar month in February.
8	The lockout period will be at least 28 payment dates beginning with and including the first payment date of December 2017. For the purpose of this Prospectus, the assumed lockout period of 28 payment dates is based on the expected GSMS 2018-GS9 securitization closing date in March 2018. The actual lockout period may be longer.
9	The entire first $25,000,000 free prepayable amount has been allocated to Bass Pro & Cabela’s Companion Loans that are not being contributed to this securitization.
10	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to the greater of (i) 1/12 of the product of 4% and the aggregate revenues of the immediately preceding 12 months, excluding any portion thereof attributable to the villas/fractional rental revenue, neighboring residence revenue, amounts received from the sale of fixed week interests, Chileno Bay revenues and rent received from any lease and (ii) 1/12 of the annual amount required to be reserved with respect to FF&E pursuant to the approved property management agreement (or any franchise agreement), if any.
11	On each Due Date, if and to the extent the amount contained in the TI/LC reserve account is less than $500,000, the borrower is required to deposit into the TI/LC reserve account an Ongoing TI/LC Reserve amount equal to $10,417.
12	On each Due Date, if and to the extent the amount contained in the TI/LC reserve account is less than $300,000, the borrower is required to deposit into the TI/LC reserve account an Ongoing TI/LC Reserve amount equal to $2,083.
13	On each Due Date, if and to the extent the amount contained in the TI/LC reserve account is less than $200,000, the borrower is required to deposit into the TI/LC reserve account an Ongoing TI/LC Reserve amount equal to $5,048.
14	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to (i) for the Due Dates occurring in April 2018 through March 2019, $8,392 and (ii) thereafter the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) 1/12th of 4% of the operating income of the Mortgaged Property for the previous 12 month period as determined on the anniversary of the last day of the calendar month in February.
15	On each Due Date from and after the Due Date in December 2022, the borrower is required to deposit into the TI/LC Reserve account an amount equal to $1,666 if and to the extent the borrower has not made the deposit of cash or letter of credit in the amount of $100,000.
16	On each Due Date, if and to the extent the amount contained in the TI/LC reserve account is less than $100,000, the borrower is required to deposit into the TI/LC reserve account an Ongoing TI/LC Reserve amount equal to $1,250.

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1)	Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Each Mortgage Loan that is part of a Whole Loan is a senior or pari passu portion of a whole loan evidenced by a senior or pari passu note. At the time of the sale, transfer and assignment to Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment, or similar agreement, any Other Pooling and Servicing Agreement with respect to a Non-Serviced Mortgage Loan and rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement. The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement.

(2)	Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Loan Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Loan Documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Loan Documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage

Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Loan Documents.

(3)	Mortgage Provisions. The Loan Documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Standard Qualifications.

(4)	Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Mortgagor nor the related guarantor has been released from its material obligations under the Mortgage Loan.

(5)	Lien; Valid Assignment. Subject to the Standard Qualifications, each Assignment of Mortgage and assignment of Assignment of Leases to the Issuing Entity constitutes a legal, valid and binding assignment to the Issuing Entity. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth on Exhibit C (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Seller’s knowledge and subject to the rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything in this representation to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

(6)	Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments due and payable but not yet delinquent; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; (f) if the related Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group; and (g) if the related Mortgage Loan is part of a Whole Loan, the rights of the holder(s) of any related Companion Loan(s) pursuant to the related Co-Lender Agreement; provided that none of items (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or current use of the Mortgaged Property or the security intended to be provided by such Mortgage or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clauses (f) and (g) of the preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.

(7)	Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, there are no subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics and materialmens liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). Except as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement, the Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor.

(8)	Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related

Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law, provides that, upon an event of default under the Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

(9)	UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, submitted in proper form for filing and/or recording), UCC Financing Statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

(10)	Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within thirteen months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than thirteen months prior to the Cut-off Date. To the Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

(11)	Taxes and Assessments. All taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof, which could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off

Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(12)	Condemnation. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to the Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

(13)	Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents or (f) the current principal use of the Mortgaged Property.

(14)	Escrow Deposits. All escrow deposits and payments required to be escrowed with Mortgagee pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with Mortgagee under the related Loan Documents are being conveyed by the Seller to Depositor or its servicer.

(15)	No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Seller to merit such holdback).

(16)	Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Loan Documents and having a claims-paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s

Investors Service, Inc. or “A-” from S&P Global Ratings (collectively the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Loan Documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a “Special Flood Hazard Area,” the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program (irrespective of whether such coverage is provided pursuant to a National Flood Insurance Program policy or through a private policy), plus such additional flood coverage in an amount as is generally required by the Seller for comparable mortgage loans intended for securitization.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) 100% of the full insurable value on a replacement cost basis of the improvements and personalty and fixtures included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Loan Documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by prudent institutional commercial mortgage lenders, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the scenario expected limit (“SEL”) for the Mortgaged Property in the event of an earthquake. In such instance, the SEL was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained from an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings in an amount not less than 100% of the SEL.

The Loan Documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan (or related Whole Loan), the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s reasonable cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

(17)	Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

(18)	No Encroachments. To the Seller’s knowledge based solely on surveys obtained in connection with origination and the Mortgagee’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage

Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy.

(19)	No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.

(20)	REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan (or related Whole Loan) was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

(21)	Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(22)	Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to originate, acquire and/or hold (as applicable) the Mortgage Note in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

(23)	Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

(24)	Local Law Compliance. To the Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) with respect to the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan (or related Whole Loan, as applicable) and as of the Cut-off Date, other than those which (i) are insured by the Title Policy or a law and ordinance insurance policy or (ii) would not have a material adverse effect on the value, operation or net operating income of the Mortgaged Property. The terms of the Loan Documents require the Mortgagor to comply in all material respects with all applicable governmental regulations, zoning and building laws.

(25)	Licenses and Permits. Each Mortgagor covenants in the Loan Documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

(26)	Recourse Obligations. The Loan Documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any voluntary petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by the Mortgagor; (ii) the Mortgagor or guarantor shall have colluded with (or, alternatively, solicited or caused to be solicited) other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Loan Documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained by reason of Mortgagor’s (i) misappropriation of rents after the occurrence of an event of default under the Mortgage Loan; (ii) misappropriation of (A) insurance proceeds or condemnation awards or (B) security deposits or, alternatively, the failure of any security deposits to be delivered to Mortgagee upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (iii) fraud or intentional material misrepresentation; (iv) breaches of the environmental covenants in the Loan Documents; or (v) commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

(27)	Mortgage Releases. The terms of the related Mortgage or related Loan Documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance defined in (32) below, (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation or taking by a State or any political subdivision or authority thereof. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Loan Documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for all Mortgage Loans originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (or related Whole Loan) outstanding after the release, the

Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

With respect to any partial release under the preceding clause (e), for all Mortgage Loans originated after December 6, 2010, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, such amount may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (or related Whole Loan).

No Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to partial condemnation, other than in compliance with the REMIC Provisions.

(28)	Financial Reporting and Rent Rolls. The Mortgage Loan documents for each Mortgage Loan require the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis.

(29)	Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Loan Documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend more than the Terrorism Cap Amount on terrorism insurance coverage, and if the cost of terrorism insurance exceeds the Terrorism Cap Amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to the Terrorism Cap Amount. The “Terrorism Cap Amount” is the specified percentage (which is at least equal to 200%) of the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the related Loan Documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance).

(30)	Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Loan Documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Loan Documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Loan Documents, (iii) transfers of less than, or other than, a controlling interest in the related Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Loan Documents or a Person satisfying specific criteria identified in the related Loan Documents, such as a qualified equityholder, (v) transfers of stock or similar equity units in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs (27) and (32) in this Exhibit B or the exceptions thereto set forth on Exhibit C, or (vii) as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Loan Documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement or (iv) Permitted Encumbrances. The Mortgage or other Loan Documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable out-of-pocket fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

(31)	Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Loan Documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $5 million or less, its organizational documents or the related Loan Documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Loan Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Loan Documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

(32)	Defeasance. With respect to any Mortgage Loan that, pursuant to the Loan Documents, can be defeased (a “Defeasance”), (i) the Loan Documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Loan Documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date or, if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the related Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (A) 110% of the allocated loan amount for the real property to be released and (B) the outstanding principal balance of the Mortgage Loan; (iv) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in (iii) above, (v) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the Mortgagee may require such assumption) by a Single-Purpose Entity; (vi) the Mortgagor is required to provide an opinion of counsel that the Mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (vii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable out-of-pocket expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

(33)	Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in situations where default interest is imposed.

(34)	Ground Leases. For purposes of this Exhibit B, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

(a)       The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since the origination of the Mortgage Loan, except as reflected in any written instruments which are included in the related Mortgage File;

(b)       The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the Mortgagee;

(c)       The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)       The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;

(e)       The Ground Lease does not place commercially unreasonably restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (provided that proper notice is delivered to the extent required in accordance with the Ground Lease), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of (but with prior notice to) the lessor;

(f)       The Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)       The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the Mortgagee written notice of any default, and provides that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(h)       The Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)       The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

(j)       Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Loan Documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)       In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to the ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)       Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

(35)	Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

(36)	Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan (or the related Whole Loan, as applicable) and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

(37)	No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required debt service payments since origination, and as of the date hereof, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in this Exhibit B (including, but not limited to, the prior sentence). No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

(38)	Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

(39)	Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan (or the related Whole Loan, as applicable), the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor under another Mortgage Loan.

(40)	Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements were conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, an “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that, based on the ESA, can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Seller’s knowledge, except as set forth in the ESA, there is no Environmental

Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

(41)	Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. Each appraisal contains a statement, or is accompanied by a letter from the appraiser, to the effect that the appraisal was performed in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

(42)	Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to the related Mortgage Loan Purchase Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained in the Mortgage Loan Schedule.

(43)	Cross-Collateralization. Except with respect to a Mortgage Loan that is part of a Whole Loan no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except as set forth on Exhibit C.

(44)	Advance of Funds by the Seller. After origination, no advance of funds has been made by the Seller to the related Mortgagor other than in accordance with the Loan Documents, and, to the Seller’s knowledge, no funds have been received from any person other than the related Mortgagor or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Loan Documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a Mortgagee-controlled lockbox if required or contemplated under the related lease or Loan Documents). Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

(45)	Compliance with Anti-Money Laundering Laws. The Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of these representations and warranties, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import mean, except where otherwise expressly set forth in these representations and warranties, the actual state of knowledge or belief of the Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth in these representations and warranties.

Exhibit B-30-1

List of Mortgage Loans with Current Mezzanine Debt

Loan #	Mortgage Loan
2	Apple Campus 3
9	Worldwide Plaza

B-30-1-1

Exhibit B-30-2

List of Mortgage Loans with Permitted Mezzanine Debt

Loan #	Mortgage Loan
4	ESA Portfolio
5	U.S. Industrial Portfolio
9	Worldwide Plaza
11	Bass Pro & Cabela’s Portfolio
17	Alexandria Moulding Portfolio
19	Two Democracy
32	ESA Fort Worth Medical Center
33	ESA Indianapolis Airport
34	ESA Cincinnati Blue Ash Reagan HIG
35	ESA Dallas Vantage Point Drive
37	ESA Indianapolis Northwest College

B-30-2-1

Exhibit B-30-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

B-30-3-1

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(3) Mortgage Provisions	Esperanza (Loan No. 13)	The Mortgagor is a Mexican entity, the Mortgaged Property is located in Mexico and no mortgage or deed of trust was granted or recorded against the Mortgaged Property in any United States county. Instead, the Mortgagor has granted the lender a “Security Trust Agreement”, which is substantially similar to a deed of trust. The Mortgagor has also granted the lender a “Floating Lien Pledge Agreement”, which creates the lender’s security interest in personalty and fixtures attached to the Mortgaged Property. The Security Trust Agreement and Floating Lien Pledge Agreement have been, or will be, recorded in Mexico.
(5) Lien; Valid Assignment	Apple Campus 3 (Loan No. 2)	The sole tenant, Apple Inc. has a right of first offer to purchase the Mortgaged Property in the event the related Mortgagor decides to sell the related Mortgaged Property. The related right does not apply to a foreclosure or transfer in lieu of foreclosure with respect to the Mortgage Loan.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(5) Lien; Valid Assignment	Worldwide Plaza (Loan No. 9)	In the event that the Mortgagor desires to sell the office building portion in the Mortgaged Property, or if the Mortgagor (or its members, partners or shareholders) desires to transfer all or substantially all of the interests in the Mortgagor or if the Mortgagor desires to enter into a net lease of all or substantially all of the building, in each case to a third party, the largest tenant, Nomura Holding America, Inc. (“Nomura”), has a right of first refusal under its lease to purchase the office building or such equity interests, so long as it is leasing at least 750,000 square feet (it currently leases 819,906 square feet) and is not then in default beyond any applicable cure period. Such right of first refusal expires 24 months prior to the current expiration date of the Nomura lease (which is currently September 30, 2033) or upon any earlier termination of such lease. Under the terms of the Nomura lease, such right of first refusal does not apply to a foreclosure sale or sale in lieu of foreclosure (or other exercise of remedies) relating to a Mortgage encumbering the office building, or to the initial sale by any party acquiring the landlord’s interest in the office building after any such foreclosure, sale in lieu of foreclosure or other exercise of remedies.
(5) Lien; Valid Assignment	Bass Pro & Cabela’s Portfolio (Loan No. 11)	With respect to the Cabela’s Allen Mortgaged Property, in connection with an economic development agreement with the City of Allen, Texas, the Mortgaged Property is subject to a use restriction, which requires the Mortgaged Property to be operated as a Cabela’s store.
(5) Lien; Valid Assignment	Tetra Technologies (Loan No. 12)	The sole tenant, Tetra Technologies has a right of first offer to purchase the Mortgaged Property in the event the related Mortgagor decides to sell the related Mortgaged Property. The related right does not apply to a foreclosure or transfer in lieu of foreclosure with respect to the Mortgage Loan.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(5) Lien; Valid Assignment	Starwood Lodging Hotel Portfolio (Loan No. 14)	One hundred (100) of the one hundred thirty-eight (138) Mortgaged Properties are each subject to a right of first refusal in favor of the franchisor (i.e., Marriott International, Inc.) upon a proposed sale to a competitor. In addition, three (3) of the one hundred thirty-eight (138) Mortgaged Properties are each subject to a right of first refusal in favor of the franchisor (i.e., Carlson Hotels, Inc.) in connection with certain equity transfers of direct and indirect ownership interests in the related franchisee or a transfer of such Mortgaged Property.
(5) Lien; Valid Assignment	Anytime Self Storage Portfolio (Loan No. 18)	With respect to the 1751 East Benson Highway Mortgaged Property, the cell tower tenant known as Verizon has a right of first refusal to purchase the portion of the related Mortgaged Property, which includes the sale of the cell tower.
(5) Lien; Valid Assignment	801 Broadway (Loan No. 20)	The tenant doing business as Morningstar Health has a right of first refusal related to the sale of the unit of the condominium in which the tenant’s premises are located. The related right does not apply in the context of a foreclosure, deed-in-lieu, the Mortgagee’s transfer of the Mortgaged Property following a foreclosure or deed-in-lieu, or any exercise of the Mortgagee’s remedies under the Mortgage Loan Documents.
(5) Lien; Valid Assignment	Parkway Tower (Loan No. 28)	The tenant doing business as Featherstone has a right of first refusal related to the sale of its leased premises. The related right does not apply in the context of a foreclosure, deed-in-lieu, the Mortgagee’s transfer of the Mortgaged Property following a foreclosure or deed-in-lieu, or any exercise of the Mortgagee’s remedies under the Mortgage Loan Documents.
(6) Permitted Liens; Title Insurance	Apple Campus 3 (Loan No. 2)	See exception to Representation and Warranty #5 above.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(6) Permitted Liens; Title Insurance	Worldwide Plaza (Loan No. 9)	See exception to Representation and Warranty #5 above.
(6) Permitted Liens; Title Insurance	Bass Pro & Cabela’s Portfolio (Loan No. 11)	See exception to Representation and Warranty #5 above.
(6) Permitted Liens; Title Insurance	Tetra Technologies (Loan No. 12)	See exception to Representation and Warranty #5 above.
(6) Permitted Liens; Title Insurance	Starwood Lodging Hotel Portfolio (Loan No. 14)	See exception to Representation and Warranty #5 above.
(6) Permitted Liens; Title Insurance	Anytime Self Storage Portfolio (Loan No. 18)	See exception to Representation and Warranty #5 above.
(6) Permitted Liens; Title Insurance	801 Broadway (Loan No. 20)	See exception to Representation and Warranty #5 above.
(6) Permitted Liens; Title Insurance	Parkway Tower (Loan No. 28)	See exception to Representation and Warranty #5 above.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(7) Junior Liens	Pin Oak North Medical Office (Loan No. 7)	Equity interests in three (3) of the Mortgagors are held by a qualified intermediary as of the origination of the Mortgage Loan in order to facilitate a reverse like-kind exchange. The membership interests are pledged by the qualified intermediary to the 1031 exchange investors as collateral for loans made to the Mortgagors by such investors. The loan amount equals in the exact amount of the ultimate capital contributions to made by the investors for their interest in the Mortgaged Property. Such amounts will be repaid out of the proceeds from the relinquished property that is part of the 1031 exchange or, if the related exchange is not completed within 185 days, the debt obligation will automatically convert to an equity position in the Mortgagors. The loans are subject to a subordination and standstill agreement in favor of the Mortgagee.
(8) Assignment of Leases and Rents	U.S. Industrial Portfolio (Loan No. 5)	The Mortgage Loan was closed with Shari’ah compliant Mortgage Loan documentation. The Mortgagor leases the entire Mortgaged Property to the property managers (the “Master Tenant”). The Master Tenant operates the Mortgaged Property in accordance with the terms of a master lease. The master lease is subordinate to the Mortgage Loan documents. The Master Tenant entered into an Assignment of Leases and Rents with respect to the subtenant (the third party space tenant on the Mortgaged Property), which document collaterally assigns the rights to collect such rents (upon a default under the master lease) to the Mortgagor. The Mortgagor then collaterally assigned this document to the Mortgagee as security for the Mortgage Loan.
(9) UCC Filings	Esperanza (Loan No. 13)	No UCC Financing Statement has been filed against the Mortgagor; however, the Floating Lien Pledge Agreement, which creates a security interest in the personal property described above, was recorded in Mexico.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(10) Condition of Property	Alexandria Moulding Portfolio (Loan No. 17)	The Mortgage Loan documents do not provide for escrows on account of material deferred maintenance items to be completed by the sole tenant.
(11) Taxes and Assessments	Fresh Thyme Kirkwood (Loan No. 27)	The Mortgagor is not required to escrow for the taxes attributable to the tenant doing business as Fresh Thyme, provided that (a) such tenant pays taxes directly to the taxing authority, (b) there is no continuing default under its lease and (c) the Mortgagee receives evidence of such payment prior to the delinquency date of such taxes.
(12) Condemnation	ESA Portfolio (Loan No. 4)	With respect to the ESA Dallas Greenville Avenue Mortgaged Property, there is a pending condemnation proceeding but such proceeding is not expected to have a material adverse effect on the value, use or operation of the Mortgaged Property.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(16) Insurance

All Mortgage Loans except for:

Twelve Oaks Mall
(Loan No. 3)

Worldwide Plaza
(Loan No. 9)

90 Fifth Avenue
(Loan No. 10)

Bass Pro & Cabela’s Portfolio
(Loan No. 11)

Esperanza
(Loan No. 13)

Starwood Lodging Hotel Portfolio
(Loan No. 14)

Rutherford Commons
(Loan No. 16)

Alexandria Moulding Portfolio
(Loan No. 17)

The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is 5% of the original principal balance of the Mortgage Loan, instead of the then outstanding principal amount of the Mortgage Loan.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(16) Insurance

Brunswick Commons
(Loan No. 6)

Pin Oak North Medical Office (Loan No. 7)

Sola Apartments
(Loan No. 8)

Worldwide Plaza
(Loan No. 9)

90 Fifth Avenue
(Loan No. 10)

Tetra Technologies
(Loan No. 12)

Rutherford Commons
(Loan No. 16)

Doral Plaza
(Loan No. 15)

Two Democracy
(Loan No. 19)

All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), and all such insurers are required to have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best).
(16) Insurance	Marina Heights State Farm (Loan No. 1)

All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), and all such insurers are required to have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best).

The Mortgagor is entitled to rely on certain insurance coverages provided State Farm if it complies with the foregoing requirements.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(16) Insurance	Apple Campus 3 (Loan No. 2)

All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least (i) “A” by S&P and “A2” by Moody’s and all such insurers are required to have ratings of not less than “BBB” by S&P and “Baa2” by Moody’s and (ii) “A: X by A.M. Best.

The Mortgagor is permitted to maintain a portion of the property and earthquake coverage with (1) Aspen American Insurance Company, (2) Assicurazioni Generali S.p.A. and (3) United National Insurance Company in each of their current participation amounts and positions within the syndicate, provided that (x) the A.M. Best rating of each such insurer is not withdrawn or downgraded below the rating in effect as of the Mortgage Loan origination date and (y) at renewal of the current policy term, the Mortgagor replaces each such insurer with an insurance company meeting the rating requirements set forth above.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(16) Insurance	Twelve Oaks Mall (Loan No. 3)

All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), and all such insurers are required to have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best).

The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is a fixed amount of (x) prior to a Control Event, $22,500,000 and (y) following a Control Event, $15,000,000, instead of the then outstanding principal amount of the Mortgage Loan. “Control Event” means the occurrence of any event following which the Mortgagor is no longer controlled by The Taubman Realty Group Limited Partnership.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(16) Insurance	U.S. Industrial Portfolio (Loan No. 5)

All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), and all such insurers are required to have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best).

With respect to the JIT Packaging Mortgaged Property, the Mortgagor is permitted to maintain a portion of the property and earthquake coverage with Verlan Fire Insurance Company in its current participation amounts and positions within the syndicate, provided that (x) the A.M. Best rating of such insurer is not withdrawn or downgraded below the rating in effect as of the Mortgage Loan origination date and (y) at renewal of the current policy term, the Mortgagor replaces such insurer with an insurance company meeting the rating requirements set forth above.

(16) Insurance	Worldwide Plaza (Loan No. 9)	The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is a fixed amount of $60,000,000, instead of the then outstanding principal amount of the Mortgage Loan.
(16) Insurance	90 Fifth Avenue (Loan No. 10)	If the insurance proceeds are less than 6.0% of the original principal balance of the Mortgage Loan, then the insurance proceeds will be disbursed to the Mortgagor to be applied toward the restoration of the Mortgaged Property (otherwise, the insurance proceeds will be held by the Mortgagee).

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(16) Insurance	Bass Pro & Cabela’s Portfolio (Loan No. 11)

The tenant under the master lease is permitted to self-insure some or all of its insurance obligations so long as the guarantor for the master lease has a tangible net worth of at least $250,000,000, as determined by generally accepted accounting principles.

If any material portion of a Mortgaged Property is located in an area identified as having special flood hazards or being located in a “100 Year Flood Plain”, to the extent the master tenant does not maintain such insurance pursuant to the master lease, Mortgagor is required to obtain flood insurance in an amount equal to the maximum limit of coverage available under the National Flood Insurance Program, plus such additional excess limits as may be requested by the Mortgagee, with a maximum deductible of $25,000.

If the master tenant provides third party insurance, the Mortgage Loan documents permit (i) a property insurance deductible in an amount equal to the greater of (A) $1,500,000 or (B) 5% of the insurable value of the constituent properties and (ii) a liability insurance deductible in an amount up to $1,500,000.

(16) Insurance	Esperanza (Loan No. 13)

All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A” by S&P and “A2” by Moody’s (to the extent Moody’s rates such insurer), and all such insurers are required to have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s (to the extent Moody’s rates such insurer).

The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is a fixed amount of $500,000, instead of the then outstanding principal amount of the Mortgage Loan.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(16) Insurance	Rutherford Commons (Loan No. 16)	If the insurance proceeds are less than 7.5% of the original principal balance of the Mortgage Loan, then the insurance proceeds will be disbursed to the Mortgagor to be applied toward the restoration of the Mortgaged Property (otherwise, the insurance proceeds will be held by the Mortgagee).
(16) Insurance	Alexandria Moulding Portfolio (Loan No. 17)

All policies may be issued by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings (provided that the first layers of coverage are from insurers rated at least “A-” by S&P, and all such insurers are required to have ratings of not less than “BBB+” by S&P.

The Mortgagor is entitled to rely on certain insurance coverages provided by the sole tenant at the Mortgaged Property, provided certain conditions set forth in the Mortgage Loan documents are satisfied. The provisions governing the duty of the Mortgagor to remit to Mortgagee insurance proceeds and Mortgagee’s application of such insurance proceeds are governed by the sole tenant’s lease.

The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is a fixed amount of $1,000,000, instead of the then outstanding principal amount of the Mortgage Loan.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(16) Insurance	Anytime Self Storage Portfolio (Loan No. 18)	All policies are required to be issued by one or more insurers rated at least “A” by S&P or “A: IX” by A.M. Best. The Mortgagor is permitted to insurance coverage with Starstone National Insurance Company in its current participation amount provided that (x) the A.M. Best rating of Starstone National Insurance Company is not withdrawn or downgraded below the rating in effect as of the Mortgage Loan origination date. In the event such insurer’s rating is withdrawn or downgraded after the Mortgage Loan origination date, the Mortgagor is required to immediately notify the Mortgagee and replace such insurer with an insurer meeting the Mortgagee’s rating requirements set forth above.
(16) Insurance	Two Democracy (Loan No. 19)	Notwithstanding the rating requirements set forth in the Mortgage Loan documents, the Mortgagor may obtain the required terrorism coverage from Blue Lion, L.L.C. (“Blue Lion”), a non-rated captive insurer, provided that (1) Blue Lion is and remains a licensed captive insurance company which is owned by Bald Eagle Partners LLC; (2) TRIA or a similar federal statute is in effect and provides that the federal government must backstop that portion of any terrorism insurance claim above the applicable federal backstop percentage; (3) the remaining portion of such coverage not subject to the applicable federal backstop percentage is reinsured with a cut-through endorsement by an insurer satisfying the rating requirements set forth above; (4) Blue Lion is not the subject of a bankruptcy or similar insolvency proceeding; and (5) no governmental authority issues a statement, interim guidance, finding or decree that insurers of perils of terrorism similar to Blue Lion do not qualify for the payment or benefits of TRIA.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(16) Insurance	801 Broadway (Loan No. 20)	The condominium association maintains all insurance policies related to the common elements of the condominium. Proceeds of all such insurance policies are held by the condominium association. The Mortgagor and affiliates control the board of the condominium association.
(17) Access; Utilities; Separate Tax Lots	Starwood Lodging Hotel Portfolio (Loan No. 14)	The Montgomeryville Staybridge Suites Mortgaged Property shares a tax parcel with the Montgomeryville additional parcel, which is owned by an affiliate of the Mortgagor for the Montgomery Staybridge Suites Mortgaged Property and is not included as collateral for the Mortgage Loan. The Mortgagor is permitted to obtain the release of the Montgomeryville Staybridge Suites Property upon, among other things, obtaining a separate tax parcel for such Mortgaged Property and conveyance to a person other than a Mortgagor, operating lessee, guarantor or any of their affiliates.
(18) No Encroachments	Anytime Self Storage Portfolio (Loan No. 18)	The Mortgagee did not obtain new surveys in connection with origination of the Mortgage Loan. The Mortgagee relied on a certification of no change from the Mortgagors and the guarantors, along with loss recourse protection for any undisclosed adverse change in the surveys.
(24) Local Law Compliance	ESA Portfolio (Loan No. 4)

With respect to the ESA Indianapolis Northwest I 465 Mortgaged Property, parking is nonconforming for the Mortgaged Property, due to a parking deficiency by 3 spaces. The Mortgagor is required to complete such striping.

With respect to the ESA Cincinnati Blue Ash Reed Hartman Mortgaged Property, the use as a hotel is legal nonconforming. The applicable rebuildability provision of the local governmental authority requires that any restoration does not increase the degree of the existing non-conformity without a variance.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(24) Local Law Compliance	Anytime Self Storage Portfolio (Loan No. 18)	The Mortgagee did not obtain new zoning reports in connection with origination of the Mortgage Loan. The Mortgagee relied on a certification of no change from the Mortgagors and the guarantors, along with loss recourse protection for any undisclosed adverse change in the zoning matters. Additionally, the Mortgagee received updated 2018 zoning letters for 8 of the 10 Mortgaged Properties and for the remaining two Mortgaged Properties, the Mortgagors have 30 days after the origination date to deliver updated zoning letters. The Mortgagee has loss recourse protection for the Mortgagor’s failure to comply with this post closing requirement.
(26) Recourse Obligations	Marina Heights State Farm (Loan No. 1)	The Mortgagor is the only obligated party as it relates to the recourse carveouts and springing recourse obligations.
(26) Recourse Obligations	Apple Campus 3 (Loan No. 2)	With respect to actions or events triggering recourse to the Mortgagor or guarantor, the Mortgage Loan documents may provide additional qualifications or limitations, or recast the effect of a breach from springing recourse to a losses carve-out, in circumstances where, apart from identified bad acts of the Mortgagor or the guarantor, the property cash flow is inadequate for debt service or other required payments, the effect of the exercise of the Mortgagee’s remedies restricts the Mortgagor’s access to adequate property cash flow for such purposes, inadequate property cash flow results in involuntary liens from other creditors, or there are lesser violations of the triggering actions or events, including transfer violations that do not result in a property transfer or a change in control of the Mortgagor, related to the Mortgagor’s inadvertent failure to provide adequate notice or timely or complete information otherwise required by the Mortgage Loan documents, or otherwise obtain necessary prior approval therefor.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(26) Recourse Obligations	Worldwide Plaza (Loan No. 9)

Recourse for losses and damages does not include (1) material intentional misrepresentation, (2) commission of intentional material physical waste at the Mortgaged Property or (3) misappropriation of rents (but the intentional failure of the Mortgagor to remit amounts to the Lockbox Account as required by the Mortgage Loan documents does give rise to recourse liability).

While the Mortgagor is controlled and substantially owned by the borrower sponsor, (x) full recourse to the guarantor for the events described in clauses (a)(i) and (ii) is capped at 10% of the Mortgage Loan amount plus the costs of enforcement and (y) recourse to the guarantor for losses and damages is limited to losses and damages arising from voluntary debt, liens or transfers of either the Mortgaged Property or equity interests in the Mortgagor made in violation of the Mortgage Loan documents.

Recourse against the guarantor for recourse obligations arising from a bankruptcy or similar event of the Mortgagors is limited to $94,000,000.

In addition, if any guaranteed obligations under the non-recourse carveout guaranty arise solely as a result of the acts or omissions of RXR Realty LLC (“RXR”) or its affiliates (and neither SLG Green Realty Corp. (“SLG”) nor its affiliates participated in any material respect in furthering, or consented in writing to, the acts which gave rise to such guaranteed obligations), then only guarantors affiliated with RXR are liable for such guaranteed obligations under the non-recourse carveout guaranty, and (ii) if any guaranteed obligations arise solely as a result of the acts or omissions of SLG or its affiliates (and neither RXR nor its affiliates participated in any material respect in furthering, or consented in writing to, the acts which gave rise to such guaranteed obligations), then only guarantors affiliated with SLG are liable for such guaranteed obligations under the non-recourse carveout guaranty.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(26) Recourse Obligations	Bass Pro & Cabela’s Portfolio (Loan No. 11)	Recourse against the guarantor for recourse obligations arising from a bankruptcy or similar event of the Mortgagors is limited to 20% of the aggregate amount of the Whole Loan.
(26) Recourse Obligations	Starwood Lodging Hotel Portfolio (Loan No. 14)	Recourse against the guarantor for recourse obligations arising from a bankruptcy or similar event of the Mortgagors is limited to $160,000,000.
(26) Recourse Obligations	Alexandria Moulding Portfolio (Loan No. 17)	Recourse liability of the Mortgagor and guarantor is subject to a cap on total liability equal to the lesser of (i) the then outstanding principal amount of the Mortgage Loan (inclusive of yield maintenance, accrued interest and costs of enforcement), (ii) the original principal balance of the Mortgage Loan and (iii) solely with respect to environmental liability, the then unpaid principal balance of the Mortgage Loan.
(26) Recourse Obligations	Two Democracy (Loan No. 19)	The Mortgagor and the Mortgagor’s general partner are the only obligated parties as it relates to the recourse carveouts and springing recourse obligations. As additional collateral, the Mortgagor has provided the Mortgagee with a $3,000,000 letter of credit issued by an eligible institution which can be drawn upon if there is recourse liability for the recourse carve-outs and springing recourse obligations in the related Mortgage Loan Documents or any indemnity liability under the separate environmental indemnity.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(27) Mortgage Releases	Bass Pro & Cabela’s Portfolio (Loan No. 11)	The Mortgagor may substitute any Mortgaged Property, subject to certain conditions, including: (i) the aggregate allocated loan amounts of all replaced Mortgaged Properties (excluding substitutions effected to cure a default or a trigger period) do not exceed 10% of the aggregate Whole Loan amount unless otherwise agreed to by the Mortgagee; (ii) the post-substitution combined debt yield for remaining Mortgaged Properties is at least equal to the greater of (A) 13.67% and (B) the combined debt yield for all Mortgaged Properties at the most recently ended fiscal quarter; (iii) the substitute property has an as-is market value equal to or greater than the Mortgaged Property being replaced; (iv) the substitute property becomes subject to the master lease and the rent under the master lease is not reduced as a result of the substitution; (v) receipt of a Rating Agency Confirmation; and (vi) delivery of a REMIC opinion.
(27) Mortgage Releases	Starwood Lodging Hotel Portfolio (Loan No. 14)	The Mortgagor may pay a release price equal to 105% of the allocated loan amount for the first $80,000,000 of principal loan amount prepaid or defeased in connection with property transfers to third parties.
(29) Acts of Terrorism Exclusion	Worldwide Plaza (Loan No. 9)	The Mortgagor may obtain terrorism coverage written by Belmont Insurance Company, a non-rated captive insurer, provided certain conditions set forth in the Mortgage Loan documents are satisfied.
(31) Single-Purpose Entity	Doral Plaza (Loan No. 15)	The Mortgagor was not required to provide a non-consolidation opinion in connection with the origination of the Mortgage Loan.
(31) Single-Purpose Entity	Cross County Shopping Center (Loan No. 25)	The Mortgagor previously owned certain real property prior to the origination date which is not collateral for the Mortgage Loan and does not comprise the Mortgaged Property.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(34) Ground Leases	Marina Heights State Farm (Loan No. 1)	(e) The Ground Lease requires the consent of the ground lessor to any transfer of the Ground Lease, which consent may not be unreasonably withheld. Such consent is not required for any assignment, sale, hypothecation, encumbrance or transfer to a Permitted Mortgagee (as defined in the Ground Lease), or for the Permitted Mortgagee to take title to the Mortgaged Property, and upon foreclosure or acquisition of title to the leasehold estate by deed in lieu of foreclosure of a Permitted Mortgage (as defined in the Ground Lease) the Permitted Mortgagee may, upon notice to the ground lessor, but without its consent, sell and assign the leasehold estate. However, the requirement to obtain the consent of the ground lessor would apply to any subsequent transfer.
(34) Ground Leases	Starwood Lodging Hotel Portfolio (Loan No. 14)	(d) The Mortgage Loan collateral for the Champaign Courtyard and Champaign Fairfield Inn & Suites Mortgaged Properties consists of the Mortgagors’ subleasehold and operating lessee’s subsubleasehold interests in a single ground overlease. The overlessee of these Mortgaged Properties is an unrelated third party and its interest is not part of the collateral, and the overlessee’s interest is senior to Mortgagors’ and operating lessees’ interests, and therefore a termination of the overlease, including in bankruptcy, would terminate Mortgagors’ sublease and operating lessees’ subsublease.
(34) Ground Leases	Rutherford Commons (Loan No. 16)

(e) The Ground Lease requires consent of the lessor for any assignment after foreclosure, which is not to be unreasonably withheld.

(k) The Mortgage requires that funds be applied to pay down the Mortgage Loan but not the ground lease itself. However, the Ground Lease directs that all casualty proceeds are property of the ground lessee.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(34) Ground Leases	Two Democracy (Loan No. 19)	(e) No consent of the lessor is required for the assignment of the Ground Lease but the assignee is required to deliver an assignment and assumption agreement as required by the Ground Lease in order for the assignment to be effective.
(39) Organization of Mortgagor

ESA Portfolio
(Loan No. 4)

ESA Fort Worth Medical Center
(Loan No. 32)

ESA Indianapolis Airport
(Loan No. 33)

ESA Cincinnati Blue Ash Reagan HIG
(Loan No. 34)

ESA Dallas Vantage Point Drive
(Loan No. 35)

ESA Indianapolis Northwest College
(Loan No. 37)

The Mortgagors under each of the related Mortgage Loans are affiliates of each other.
(39) Organization of Mortgagor	Brunswick Commons (Loan No. 6) Rutherford Commons (Loan No. 16)	The Mortgagors under each of the related Mortgage Loans are affiliates of each other.
(39) Organization of Mortgagor	Esperanza (Loan No. 13)	The Mortgagor is organized under the laws of Mexico.
(39) Organization of Mortgagor	Cross County Shopping Center (Loan No. 25) Monte Industrial (Loan No. 36)	The Mortgagors under each of the related Mortgage Loans are affiliates of each other.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception
(40) Environmental Conditions	801 Broadway (Loan No. 20)	A baseline environmental assessment (BEA) was performed in 2002 and documented the impacts to the Mortgaged Property as a result of historical use. According to the BEA, which was filed with the Michigan Department of Environmental Quality (MDEQ), soils and groundwater at the Mortgaged Property were impacted with Volatile Organic Compounds (VOCs), Polyaromatic Hydrocarbons (PAHs), and metals above applicable criteria. A Due Care Plan was developed for the Mortgaged Property in 2012, which stipulates engineering controls (impervious cover) remain intact, and the City of Grand Rapids groundwater use restriction. Based on the MDEQ acknowledgement of the BEA and Due Care Plan, this is considered a controlled recognized environmental condition. The existing impacts are known by the MDEQ and the existing levels do not exceed Michigan’s vapor standards. Additionally, a BEA provides the release of liability as to the property owner.

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

Goldman Sachs Mortgage Company (“Seller”) hereby certifies as follows:

1.	All of the representations and warranties (except as set forth on Exhibit C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of March 1, 2018 (the “Agreement”), between GS Mortgage Securities Corporation II and Seller, are true and correct in all material respects on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement) with the same force and effect as if made on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement).

2.	The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof, and no event has occurred which would constitute a default on the part of the Seller under the Agreement.

3.	Neither the Prospectus, dated March 19, 2018 relating to the offering of the Public Certificates, nor the Offering Circular, dated March 19, 2018 (the “Offering Circular”), relating to the offering of the Private Certificates, in the case of the Prospectus, as of the date of the Prospectus or as of the date hereof, or the Offering Circular, as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Seller, the Mortgage Loans, any related Whole Loan (including, without limitation, the identity of the servicers for, and the terms of the Other Pooling and Servicing Agreement governing the servicing of, any related Non-Serviced Whole Loan), the related Mortgaged Properties and the related Mortgagors and their respective affiliates, or omitted or omits to state therein a material fact relating to the Seller, the Mortgage Loans, any related Whole Loan (including, without limitation, the identity of the servicers for, and the terms of the Other Pooling and Servicing Agreement governing the servicing of, any related Non-Serviced Whole Loan), the related Mortgaged Properties and the related Mortgagors and their respective affiliates required to be stated therein or necessary in order to make the statements therein relating to the Seller, the Mortgage Loans, any related Whole Loan (including, without limitation, the identity of the servicers for, and the terms of the Other Pooling and Servicing Agreement governing the servicing of, any related Non-Serviced Whole Loan), the related Mortgaged Properties and the related Mortgagors and their respective affiliates, in the light of the circumstances under which they were made, not misleading.

For the purposes of the foregoing certifications, with respect to any description contained in the Prospectus and the Offering Circular of the terms or provisions of or servicing arrangements under any Other Pooling and Servicing Agreement governing the servicing of a Non-Serviced Whole Loan, to the extent that such description refers to any terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement, the Seller has assumed that the description of such terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement contained in the Prospectus and the Offering Circular (i) does not include an untrue statement of a material fact and (ii) does not omit to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Pooling and Servicing Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

Certified this [____] day of [_______].

GOLDMAN SACHS MORTGAGE COMPANY

By:
Authorized Representative

Exhibit E

form of DILIGENCE FILE CERTIFICATION

(GSMS 2018-GS9)

Reference is hereby made to that certain Pooling and Servicing Agreement, dated as of March 1, 2018 (the “Pooling and Servicing Agreement”), relating to the issuance of the GS Mortgage Securities Trust 2018-GS9, Commercial Mortgage Pass-Through Certificates, Series 2018-GS9 (the “Series 2018-GS9 Certificates”) and that certain Mortgage Loan Purchase Agreement, dated as of March 1, 2018 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Seller”) and GS Mortgage Securities Corporation II (the “Depositor”), pursuant to which the Seller sold certain Mortgage Loans to the Depositor in connection with the issuance of the Series 2018-GS9 Certificates. In accordance with Section 5(h) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor (with a copy to the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Controlling Class Representative, the Asset Representations Reviewer, and the Operating Advisor), as follows:

1.	The Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Depositor by uploading such Diligence File to the Secure Data Room (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File uploaded to the Secure Data Room contains all documents required under the definition of “Diligence File” and each such Diligence File is organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the ___ day of [______], 2018.

[INSERT SELLER NAME]

By:
Name: Title:

E-1

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

RECORDING REQUESTED BY:
GOLDMAN SACHS MORTGAGE COMPANY

AND WHEN RECORDED MAIL TO:

[_____]
[_____]
[_____]
Attention: [_____]

LIMITED POWER OF ATTORNEY
([Wells Fargo Bank, National Association] [Rialto Capital Advisors, LLC])

KNOW ALL MEN BY THESE PRESENTS, that GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, not in its individual capacity but solely as seller (“Seller”) under the Mortgage Loan Purchase Agreement (defined below) hereby constitutes and appoints [Wells Fargo Bank, National Association (“Wells”)] [Rialto Capital Advisors, LLC (“Rialto”)], as Attorney-In-Fact, by and through any duly appointed officers and employees, to execute and acknowledge in writing or by facsimile stamp all documents customarily and reasonably necessary and appropriate for the tasks described in item (1) below; provided however, that the documents described below may only be executed and delivered by such Attorneys-In-Fact if such documents are required or permitted under the terms of the Mortgage Loan Purchase Agreement dated as of March 1, 2018 (the “Mortgage Loan Purchase Agreement”) by and among GS Mortgage Securities Corporation II, a Delaware corporation, as Depositor, and Seller, and no power is granted hereunder to take any action that would be adverse to the interests of the Seller.

(1) To perform any and all acts which may be necessary or appropriate to enable [Wells][Rialto] as [Master][Special] Servicer to take such action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to the Mortgage Loans (as defined in the Mortgage Loan Purchase Agreement) and any Serviced Companion Loans which have not been delivered, assigned or recorded at the time required for enforcement as provided in the Mortgage Loan Purchase Agreement, giving and granting unto [Wells][Rialto] as [Master][Special] Servicer full power and authority to do and perform any and every lawful act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that [Wells][Rialto] as [Master][Special] Servicer shall lawfully do or cause to be done by virtue hereof.

This appointment is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not to be construed as a general power of attorney.

[Wells][Rialto] hereby agrees to indemnify and hold Goldman Sachs Mortgage Company, as Seller, and its directors, officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Seller by reason or result of the misuse of this Limited Power of Attorney by [Wells][Rialto]. The foregoing indemnity shall survive the termination of this Limited Power of Attorney and the Mortgage Loan Purchase Agreement or the earlier resignation or removal of [Wells][Rialto], as [Master][Special] Servicer under the PSA.

IN WITNESS WHEREOF, the undersigned caused this power of attorney to be executed as of the [__]th day of [__] 20[__].

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:
Name: Title: